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                      MASTER PURCHASE AND LICENSE AGREEMENT

                    This Master Purchase and License Agreement is made as of October 14, 1996, by and between CELLULAR TECHNICAL SERVICES COMPANY, INC., a Delaware corporation ("CTS"), and AMERITECH MOBILE COMMUNICATIONS, INC. , a Delaware corporation doing business as Ameritech Cellular Services ("Customer"). In consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, CTS and Customer hereby agree as follows:

                    1. DEFINITIONS. Whenever used in this Agreement, the following terms shall have the following meanings:

                         1.1  "Acceptance Test Plan" means either one of the
following plans as the context may require: (i) the Standard Acceptance Test Plan attached hereto as Schedule E-1; and (ii) the Acceptance Test Plan [*] attached hereto as Schedule E-2.

                         1.2  "Agreement" means this Master Purchase and
License Agreement and the attached Schedules, together with all amendments and supplements which may be made thereto from time to time.

                         1.3  "Customer Facility" means each MTSO, Cell Site,
or other location within a Licensed Market at which any Component of a System is installed or to be installed under this Agreement.

                         1.4  "Cell Site" means a cellular radio base station
location consisting of radio, antenna, and power equipment, which provides cellular telecommunications service to a particular geographic area, and in which certain Components of a System are installed in accordance with this Agreement and an applicable Market Purchase Agreement. The term "Cell Site" shall exclude mini-cells, micro-cells, and radio frequency (RF) extenders, except as otherwise set forth in Subsection 8.5, below.

                         1.5  "Component" means an individual item of the
Hardware or Licensed Programs.

                         1.6  "Confidential Information" shall have the same
meaning ascribed to such term in the Nondisclosure Agreement.

                         1.7  "Customization" means any modification,
enhancement, or improvement to any Licensed Program that is made by CTS at Customer's request in accordance with this Agreement, and which is not made generally commercially available by CTS to other cellular carrier licensees in the United States.

                         1.8  "Documentation" means CTS's standard user
manual(s) for a System and all other written explanatory documentation for a System which CTS furnishes to Customer for purposes of this Agreement (as the same may be reasonably modified or updated from time to time by CTS with notice to Customer). Documentation may include, if applicable, documentation provided to CTS by its suppliers or licensors to the extent CTS is authorized by them to provide such documentation to Customer under this Agreement.

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                         1.9 "Fees" means the monies required to be paid by
Customer to CTS under this Agreement, including without limitation charges for Hardware, Licensed Programs, out-of-pocket reimbursable expenses, and any other charges for goods and/or services provided by CTS in connection with this Agreement.

                         1.10 "Hardware" means the following with respect to
the System installed or to be installed in a given Licensed Market: (i) the computer equipment and peripherals (including any operating system software bundled with such equipment as supplied by the equipment manufacturer) described in the applicable Market Purchase Agreement for such System in such quantities as CTS and Customer agree are necessary to operate the initial configuration of such System; and (ii) any additional computer equipment and peripherals as CTS and Customer may, from time to time, agree in writing to add to such System as Hardware.

                         1.11 "Implementation Schedule" means each mutually
acceptable schedule showing the time periods during which CTS and Customer will cause appropriate persons to begin and complete delivery, installation, training, and acceptance testing of particular Components for a System.

                         1.12 "Infrastructure and Environmental Requirements"
means the physical, electrical, connectivity, and other infrastructure and environmental requirements described in Documentation furnished by CTS to Customer (as the same may be reasonably modified or updated from time to time by CTS with approval by Customer), which requirements are to be satisfied by Customer at each Customer Facility in accordance with this Agreement.

                         1.13 "Intellectual Property Rights" means any
patent, copyright, trade secret, trademark, or other intellectual property right.

                         1.14 "License" means the license granted to Customer
under Subsection 2.1, below.

                         1.15 "Licensed Programs" means the following with
respect to the System installed or to be installed in a given Licensed
Market: (i) the CTS-owned computer software (including firmware and patches), in object code form only, and the Third-Party Software, in object code form only, described in the applicable Market Purchase Agreement for such System; (ii) all New Releases, Maintenance Releases, and Customizations provided by CTS to Customer for such System; and (iii) any additional software, data tables, and programs as CTS and Customer may, from time to time, agree in writing to add to such System as Licensed Programs.

                         1.16 "Licensed Market" means, for each of the market
areas identified in the attached SCHEDULE C, the aggregate of: (i) the cellular service areas identified in the attached SCHEDULE C for such market area which are covered by a System installed in accordance with this Agreement and an applicable Market Purchase Agreement; and (ii) any additional area as CTS and Customer may, from time to time, agree in writing to add to this Agreement as a Licensed Market. Customer may, in its discretion, add to the list of cellular service areas within a market area identified in the attached SCHEDULE C by providing CTS with notice of such addition.

                         1.17 "Maintenance Release" means a correction of
errors, bugs, or defects in the Licensed Programs which is made generally commercially available by CTS to its cellular carrier licensees in the United States, and may also include, at CTS's discretion, any minor modification, enhancement, or improvement to the Licensed Programs.

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                         1.18 "Market Purchase Agreement" means the agreement
between CTS and Customer specifying the pricing, sizing, configuration, and Customer's election of available options for the initial configuration of a System and/or for an expansion of such System. Such agreement shall be based on the CTS standard form Market Purchase Agreement (as the same may be reasonably modified or updated from time to time by CTS with approval by Customer).

                         1.19 "Mobile Telephone Switching Office" or "MTSO"
means an automatic system which constitutes the interfaces for user traffic between a cellular network and other public switched networks or other mobile telephone switching offices within the same network or a central control center for mobile telephone switching centers.

                         1.20 "New Release" means any computer program or
portion thereof which involves any modification, enhancement, or improvement to any Licensed Programs that is: (i) made generally commercially available by CTS to its cellular carrier licensees in the United States; (ii) identified by CTS as either a "major" or "minor" new release; and (iii) not merely a Maintenance Release.

                         1.21 "Nondisclosure Agreement" means that certain
Bilateral Nondisclosure Agreement dated as of the date of this Agreement, between CTS and Customer with respect to the protection and security of the Confidential Information of CTS and Customer, together with all amendments and supplements which may be made to such Nondisclosure Agreement from time to time. A copy of the Nondisclosure Agreement is attached hereto as SCHEDULE H.

                         1.22  "Roaming Service Agreement" means that certain
Service Agreement for Real-Time Prevention of Roaming Cloning Fraud dated as of the date of this Agreement between CTS and Customer.

                         1.23 "Specifications" means the functional
specifications for a System as set forth in the attached SCHEDULE D.

                         1.24 "Support Services Agreement" means that certain
Support Services Agreement dated as of the date of this Agreement between CTS and Customer.

                         1.25 "System" shall mean the combination of the
Hardware and Licensed Programs installed at a single regional processor complex and at the Cell Sites served by such regional processor complex for use by Customer within one or more Licensed Markets in accordance with the terms of this Agreement and applicable Market Purchase Agreements. "Initial System" means the initial System configuration defined in Subsection 4.3, below.

                         1.26 "Third Party" means any person or entity other
than CTS or Customer.

                         1.27 "Third-Party Software" means the following with
respect to a given System: (i) the computer programs described in the applicable Market Purchase Agreement which are licensed to CTS by Third Parties and which CTS sublicenses to Customer, in object code form only, as part of the Licensed Programs, but for which CTS has no source code rights; and (ii) any additional software, data tables, and programs as CTS and Customer may, from time to time, agree in writing to add to such System as Third-Party Software.

                         1.28 "Year 2000 Processing" means processing by the
Licensed Programs or other Components of a System, which is dependent upon usage of calendar dates, including dates on or

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after January 1, 2000.  Year 2000 Processing includes, in addition to software provided by CTS, any third party software embedded in the Components that manages and/or manipulates data involving dates, including single century formulas and multi-century formulas. Correct or proper Year 2000 Processing means that the Licensed Programs and Components will not cause an abnormally ending dating scenario within the application or result in incorrect values generated involving such dates.

                    2.   LICENSE OF SOFTWARE.

                         2.1  GRANT OF LICENSE.  Subject to the terms of this
Agreement, CTS hereby grants to Customer a non-exclusive, non-transferable license (the "License") to use the Licensed Programs and Documentation for the purpose of operating a System for its intended use, as described in the Specifications, within each Licensed Market. The term of the License granted above [*] Licensed Programs and Documentation licensed and furnished hereunder for the purpose of operating Systems installed prior to the expiration or termination of this Agreement, subject to the terms of Subsection 14.3, below.

                         2.2  LICENSE LIMITATIONS.

                              2.2.1     The License sets forth the entirety
of Customer's rights in connection with the Licensed Programs and Documentation and all Intellectual Property Rights in connection with the Licensed Programs and Documentation. Accordingly, Customer shall not: (i) use the Licensed Programs or Documentation for any purpose other than as expressly set forth in Subsection 2.1, above; or (ii) permit any Third Party to use or have access to any Licensed Programs or Documentation without the express prior written approval of CTS, except for agents of Customer who are authorized by Customer to use Licensed Programs in accordance with this Agreement and for whom Customer is responsible under Subsection 10.2, below.

                              2.2.2     Without limiting the generality of
the foregoing, Customer shall not directly or indirectly do any of the following (except as expressly set forth in this Agreement or other written agreement between CTS and Customer): (i) sublicense any rights under the License; (ii) print or copy the Licensed Programs, other than two (2) back-up copies for use solely by Customer in accordance with this Agreement; (iii) print or copy the Documentation, other than copies for use solely by Customer in accordance with this Agreement and in accordance with the confidentiality provisions of the Nondisclosure Agreement; (iv) modify or prepare derivative works of the Licensed Programs or Documentation; (v) reverse engineer, decompile, disassemble, or otherwise create, or attempt to create, or assist others to create, the source code form of any Licensed Programs or a product functionally equivalent to the System or any Licensed Programs, unless created without the use of any Licensed Programs or other Confidential Information of CTS; (vi) tamper with, modify, repair, replace, relocate, connect anything to, or disconnect any Component of a System, except for normal installation or maintenance of Components performed by properly-trained personnel in accordance with CTS-approved installation and maintenance procedures; or (vii) remove, obscure, or alter any Intellectual Property Right or confidentiality notices or legends appearing in or on any Licensed Programs or Documentation. In addition, with respect to the notices and legends described above, Customer shall: (a) ensure that each copy or reproduction of all or any portion of the Licensed Programs or Documentation includes all such notices and legends; and (b) upon CTS's reasonable request, and no more frequently than once per year, provide CTS with access to Customer's records and facilities at a time agreeable to Customer to audit and verify Customer's compliance with the terms of this Subsection 2.2.2.

                         2.3  NEW RELEASES, MAINTENANCE RELEASES, AND
                              CUSTOMIZATIONS.

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                              2.3.1     NEW RELEASES.  After the initial
installation of a System, CTS will provide all New Releases for such System to Customer [*] so long as Customer continuously purchases for such System the software subscription services described in the Support Services Agreement and Customer is not in breach or default under this Agreement or the Support Services Agreement. Otherwise, CTS will provide New Releases for such System to Customer on such terms and conditions and for such Fees as the parties may mutually agree to in writing. CTS agrees to give Customer reasonable prior notice in the event that any New Release requires the purchase of new or additional hardware or software.

                              2.3.2     MAINTENANCE RELEASES.  After the
initial installation of a System, CTS will provide all Maintenance Releases for such initial System to Customer [*] so long as Customer continuously purchases for such System the basic support services offered pursuant to the Support Services Agreement and Customer is not in breach or default under this Agreement or the Support Services Agreement. Otherwise, CTS will provide Maintenance Releases for such System to Customer on such terms and conditions and for such Fees as the parties may mutually agree to in writing.

                              2.3.3     CUSTOMIZATIONS.  Customer may, from
time to time, wish to have certain features of the Licensed Programs customized to its specifications. CTS shall have the exclusive right to make and deliver such Customizations. Any work performed to make Customizations, or to develop or modify any interface with CTS products, shall be on such terms, conditions, and procedures and for such fees as CTS and Customer may mutually agree to in writing. The parties agree that the provisions of this Subsection do not restrict the rights of Customer to develop and make applications to interface with CTS products.

                         2.4  CHANGES TO CUSTOMER EQUIPMENT OR SOFTWARE.  If
Customer plans to install new or additional switching equipment or software for its switch, or data networking or other equipment or software, or if Customer is informed by its provider of switching, interconnection, or other equipment or software that new or additional equipment or software will be installed, Customer will notify CTS in writing if such installation could reasonably be expected to adversely affect a System, as soon as reasonably possible prior to such installation (but at a minimum Customer will provide such advance notice as Customer customarily provides other vendors who interface with its cellular networks). In such notice, Customer will specify in detail the changes and their effects, if known, and will cooperate with CTS in determining such effects as soon as practicable after such notice, and, in any event, prior to such installation. After receipt of the notice described above, and so long as Customer is not in breach or default under this Agreement, CTS will use commercially reasonable efforts to determine whether any modifications are required to the affected System due to any such new or additional equipment or software and, if such modifications are required, CTS will use commercially reasonable efforts to provide the same on such terms and conditions and for such additional fees as the parties may mutually agree to in writing. Except as the parties otherwise expressly agree to in writing, the performance warranties set forth in Section 11, below, will not apply if any Components are adversely affected by any of the new or additional equipment or software described in this Subsection.

                    3.   SUPPLY OF HARDWARE.

                         3.1  FROM CTS.  Subject to the terms of this
Agreement, CTS hereby agrees to sell, and Customer hereby agrees to buy, the Hardware described in the applicable Market Purchase Agreement for a given System in such quantities as CTS and Customer agree are necessary to operate such System.

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                         3.2  FROM THIRD PARTIES.  Notwithstanding Subsection
3.1, above, Customer may purchase quantities of the CTS-certified Hardware specified in the attached SCHEDULE B either from CTS or Third Parties approved in advance and in writing by CTS, subject to the terms of this Agreement. CTS-certified Hardware purchased from Third Parties will be subject to an integration Fee as specified in the attached SCHEDULE A. CTS may, from time to time, update the list of CTS-certified Hardware specified in SCHEDULE B with written notice to Customer. Except as specifically set forth herein, CTS shall have no liability with respect to any Hardware components supplied by any person or entity other than CTS.

                    4.   SYSTEM DEPLOYMENTS.

                         4.1  COMMITMENTS FOR SYSTEM DEPLOYMENTS.

                              4.1.1     MINIMUM COMMITMENT.  As partial
consideration for [*], as set forth in [*] Customer hereby commits to purchase from CTS such quantities of Components such that the aggregate size of all Systems within the Licensed Markets shall be [*] which includes a minimum purchase of Components for: (i) [*] and (ii) [*] If Customer does not comply with the foregoing commitments within the corresponding time periods described above, and such noncompliance is not caused by CTS's failure to make timely delivery in time to meet such schedule, then CTS may, at its election and upon written notice to Customer, [*] granted by CTS to Customer with respect to [*] placed after the date that Customer fails to comply with this Subsection.

                              4.1.2     FORECASTS.  As of the date of this
Agreement, and at the end of each calendar quarter during the term of this Agreement, Customer will provide CTS with a written rolling forecast of Customer's estimated purchases of Components hereunder (in terms of Cell Site expansion) for the ensuing twelve-month period. ALL FORECASTS ARE FOR PLANNING PURPOSES ONLY AND ARE NON-BINDING. All forecasts shall be made in good faith and reflect Customer's best estimates after due consideration.
All purchases hereunder shall be made only pursuant to mutually acceptable Market Purchase Agreements, as described in Subsection 4.2, below.

                         4.2  SYSTEM DEPLOYMENTS IN GENERAL.  The parties
hereby agree that the initial configuration of a System, and each expansion of such System, will be deployed for commercial use pursuant to the terms and conditions of this Agreement and a Market Purchase Agreement (or Addendum thereto). Each Market Purchase Agreement must be executed by an authorized representative of Customer and an officer of CTS at the vice president level or higher. Each System deployment shall: (i) consist of the combination of the Hardware and Licensed Programs identified in the applicable Market Purchase Agreement; (ii) be installed at the Customer Facilities and in accordance with the Implementation Schedule identified in the applicable Market Purchase Agreement; (iii) be supported pursuant to the support services options selected by Customer in the applicable Market Purchase Agreement; (iv) be subject to the Fees and payment terms set forth in Section 9, below, and in the attached SCHEDULE A; and (v) be subject to acceptance testing in accordance with Section 7, below, and the applicable Acceptance Test Plan set forth in the attached SCHEDULE E.

                         4.3  INITIAL SYSTEM DEPLOYMENT.  Customer agrees
that, contemporaneously with the execution of this Agreement by the parties, CTS and Customer will execute a Market Purchase Agreement, pursuant to which the parties will deploy Customer's first System (the "Initial System") consisting of [*] for acceptance testing in accordance with: (i) the terms of Section 7, below; (ii) the Standard Acceptance Test Plan set forth in the attached Schedule E-1; and (iii) the Acceptance Test Plan [*] set forth in the attached Schedule E-2. In connection with this deployment: (a) CTS agrees to use

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best efforts, with Customer's cooperation, to [*] (b) the parties agree that the Initial System will involve only Cell Sites currently supported by the System, and will not involve [*] below; (c) Customer may elect, at its option, to perform the acceptance testing on the Initial System configuration on [*]; and (d) each party will use commercially reasonable efforts to complete all acceptance testing on such Initial System by [*] Subject to the provisions of Section 6, below, if CTS [*], then, for each of such [*] the [*]
 applicable to such [*] to those specified under the designation [*] in such Subsections.

                         4.4  ADDITIONAL SYSTEM DEPLOYMENTS.  As part of the
Market Purchase Agreement described in Subsection 4.3, above, the parties agree to expand the Initial System by an additional [*] over time, which may involve the [*.] CTS agrees to [*] in accordance with the following [*]:

                                   [*   *

                                   *    *

                                   *    *

                                   *    *

                                   *    *

                                   *    *

                                   *    *

                                        *]

Subject to the provisions of Section 6, below, if CTS [*] the number of [*] specified above on the corresponding [*] specified above, then, for each of the [*] after the corresponding [*], the Fees under Subsections 1.1 and 2.1 of the attached SCHEDULE A applicable to such [*] to those specified under the designation [*] in such Subsections.

                         4.5  GOVERNING TERMS.  This Agreement shall govern
all terms of the license of Licensed Programs and sale of Hardware from CTS, except as set forth in the applicable Market Purchase Agreement. In no event shall any terms and conditions of any other document alter or amend any provision of this Agreement, the applicable Market Purchase Agreement, or otherwise control, unless CTS and Customer specifically agree in writing that such terms shall control.

                    5.   DELIVERY AND INSTALLATION.

                         5.1  DELIVERY.

                              5.1.1     SHIPMENT.  Components to be delivered
by CTS hereunder or under a Market Purchase Agreement will be delivered to a freight carrier at CTS's facilities in Seattle, Washington U.S.A. or at such other locations as CTS may specify from time to time. Such Components will be delivered in accordance with the terms of this Agreement, the applicable Market Purchase Agreement, and on an Implementation Schedule agreed upon by both CTS and Customer. CTS reserves the right to make partial shipments and to make shipments at times convenient to CTS; PROVIDED, that in each case CTS [*] in all material respects except as otherwise provided under this Agreement or any other written agreement between CTS and Customer.

                              5.1.2     TITLE.  Title to Hardware purchased
from CTS shall pass to Customer upon CTS's delivery thereof to a freight carrier at CTS's facilities in Seattle, Washington U.S.A. or at such other locations as CTS may specify from time to time.

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                              5.1.3     INSURANCE, SHIPPING CHARGES, AND RISK
OF LOSS. All Fees are F.O.B. at CTS's facilities in Seattle, Washington
U.S.A. In addition to the Fees described in Section 9, below, and in the attached SCHEDULE A, Customer shall pay all insurance, freight, brokerage, and handling charges associated with all shipments of Components. Customer shall insure the contents of such shipments against damage and risk of loss during shipment and thereafter; however, at [*] request, [*] CTS shall assume no liability in connection with such shipments; PROVIDED, HOWEVER, that CTS shall take directions from Customer and otherwise assist Customer in coordinating such shipments. In the absence of specific written instructions from Customer, CTS shall select the freight carrier for shipments from CTS, but such freight carrier shall not be construed as CTS's agent.

                         5.2  INSTALLATION AND READINESS OF CUSTOMER
                              FACILITIES.

                              5.2.1     TECHNICAL MANAGERS.  Customer and CTS
shall each designate and provide the other party with the name, address, and telephone number of one (1) primary and one (1) back up technical manager for overall coordination between Customer and CTS with respect to the installation and acceptance of Components for Systems. The initial technical managers of Customer and CTS for such overall coordination are identified in the attached SCHEDULE G. Each party shall have the right to replace technical managers by providing notice of such replacement to the other party.

                              5.2.2     INSTALLATION.  For each installation
of Components at a Customer's MTSO (or other location at which regional processors for a System are installed or to be installed), CTS will perform the installation, subject to the terms and conditions of this Agreement and the Fees set forth in SCHEDULE A. For each installation of Components at a Cell Site, Customer, at its option, may perform the installation itself or request that the installation be performed by CTS, subject to the terms and conditions of this Agreement and the Fees set forth in SCHEDULE A. Prior to any installation by Customer or any mutually acceptable Third Party, the installers for such entities must first complete CTS training for such installation as set forth in the attached SCHEDULE F. CTS and Customer agree to use commercially reasonable efforts to effect installations of Components in accordance with the applicable Implementation Schedule. For any installations conducted by CTS, CTS will [*]Customer will assist CTS as CTS reasonably requests to ensure [*]. In the event that [*], CTS and Customer will work together to reach a mutually acceptable solution which [*] is otherwise acceptable to both parties.

                              5.2.3     READINESS OF CUSTOMER FACILITIES.
Customer shall maintain Customer Facilities in compliance with the Infrastructure and Environmental Requirements at all times during the term of this Agreement. Prior to shipment of any Components by CTS or Third Parties to any Customer Facility, Customer shall certify compliance with the Infrastructure and Environmental Requirements with respect to such facility. If CTS elects to inspect for such compliance, CTS will perform such inspection in accordance with the Implementation Schedule. If, upon inspection, CTS determines that the Infrastructure and Environmental Requirements are not met, CTS will promptly notify Customer, and Customer shall cure the Infrastructure and Environmental Requirements defects within [*] of receipt of CTS's notice. If, in the reasonable opinion of CTS, all Infrastructure and Environmental Requirements are not met within such [*], then CTS shall be entitled to reschedule the installation and any other affected items on the Implementation Schedule as is reasonable given the circumstances. If any delay in meeting the Infrastructure and Environmental Requirements causes the CTS installers or other personnel to remain longer than the scheduled installation days, or to make additional trips to Customer Facilities, then, in addition to the Fees specified in SCHEDULE A, Customer shall pay all additional travel and lodging expenses approved by Customer and in accordance with SCHEDULE A, plus CTS's then-current day charge for each day that each installer or other personnel is required to be at the installation site beyond the scheduled number of days.

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                    6.   RESCHEDULING.

                         6.1  RESCHEDULING IN GENERAL.  CTS and Customer will
prepare mutually acceptable Implementation Schedules and the parties will comply with such Implementation Schedules in all material respects. Except as the parties expressly agree to in writing or as otherwise provided herein, all modifications or rescheduling of any material item on an Implementation Schedule shall be [*]. If in CTS's opinion any rescheduling affects other scheduled shipments or scheduled items on an Implementation Schedule, CTS may reschedule such other shipments or items as is reasonable given the circumstances. Customer shall pay CTS's out-of-pocket costs and expenses attributable to any rescheduling by or due to the fault of Customer, including without limitation increased costs of Components, all costs and charges associated with CTS's prepayment of Components and storage charges. CTS shall pay Customer's out-of-pocket costs and expenses attributable to any rescheduling by or due to the fault of CTS.

                         6.2  DELAYS BEYOND REASONABLE CONTROL.  If any
Component shipped from CTS is lost or damaged during shipment, CTS will use best efforts to reschedule a replacement shipment to meet the applicable Implementation Schedule. CTS shall not be liable for delays in any Implementation Schedule or any other delivery, shipment, installation, or acceptance testing of Components due to delays beyond its reasonable control (but, in any event, the diversion of Components designated for Customer to fill orders from other customers of CTS shall not constitute grounds for acceptable delay). In the event of any such delay, all scheduled items on any Implementation Schedule and other deliveries, shipments, installations, and acceptance testing of Components affected by such delay shall be extended for a period equal to the period of the delay, except as the parties otherwise expressly agree to in writing. If any delivery of Components material to a System is delayed in excess of [*] due to no fault of CTS [*] then the exclusive remedy of Customer shall be the right to cancel any outstanding order under a Market Purchase Agreement affected by such delay.

                    7.   ACCEPTANCE.

                         7.1  ACCEPTANCE TESTING OF INITIAL SYSTEM.  After
installation of the Initial System, representatives of CTS and Customer will perform acceptance testing upon the Initial System in accordance with both the Standard Acceptance Test Plan and the Acceptance Test Plan [*] set forth in the attached SCHEDULE E. Acceptance testing under each Acceptance Test Plan will commence upon certification by CTS that the Initial System is ready for testing under such plan (the "Start Date"). Thereafter, CTS and Customer will conduct acceptance tests using simulated and/or actual data in accordance with the applicable Acceptance Test Plan for the period set forth in such Acceptance Test Plan (the "Acceptance Testing Period"). During the Acceptance Testing Period, Customer may operate and test the Initial System in accordance with the applicable Acceptance Test Plan, which may include use of the Initial System in connection with Customer's cellular network for the purpose of collecting radio frequency "fingerprints." Such use of the Initial System during the Acceptance Testing Period shall [*] Within [*] the conclusion of the Acceptance Testing Period, Customer shall complete, execute, and deliver to CTS a copy of the Acceptance Test Plan (or otherwise deliver a written notice to CTS), which shall state with specificity whether the Initial System is accepted or, if not, to what extent the Initial System does not perform in accordance with the applicable Acceptance Test Plan. The Initial System will be deemed accepted by Customer if: (i) the applicable Acceptance Test Plan or notice completed and executed by Customer does not specify any such non-conformities; (ii) Customer uses the Initial System in connection with Customer's cellular network for the purpose of both collecting radio frequency "fingerprints" and interdicting counterfeit call attempts; or (iii) in the event of a dispute as to the performance of the Initial System, an executive panel of the parties or an arbitration panel concludes

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that the Initial System is performing in accordance with the applicable
Acceptance Test Plan, as provided in Subsection 7.3, below.

                         7.2  CORRECTION OF NON-CONFORMITIES.  If the
applicable Acceptance Test Plan or notice described in Subsection 7.1, above, specifies aspects of the Initial System's performance which do not perform in accordance with such Acceptance Test Plan (and if the Initial System is not otherwise deemed accepted by Customer under Subsection 7.1, above), then, within ten (10) days after CTS's receipt of such executed Acceptance Test Plan or notice, CTS will submit to Customer a written action plan, which will outline CTS's proposed course of action for resolution of the non-conformities and a timetable for re-testing the Initial System in accordance with Subsection 7.1, above. Within ten (10) days after CTS's submission of the proposed action plan, the parties will agree on a final action plan, and CTS will thereafter work diligently to implement such final action plan. Customer will make available to CTS all resources and facilities reasonably necessary to implement the final action plan, and will fully cooperate with CTS's efforts. Upon the conclusion of a re-testing period specified in the final action plan, Customer shall complete and execute a copy of the applicable Acceptance Test Plan (or final action plan) or notice in the manner specified in Subsection 7.1, above. The provisions of Subsection 7.1, above, shall apply to determine whether the Initial System is deemed accepted by Customer after such re-testing. If CTS is unable to correct the non-conformities within the timetables and re-testing periods described in the final action plan so that the Initial System performs in accordance with the applicable Acceptance Test Plan, then Customer may, at its election, either: (i) terminate the License and the obligations of the parties hereunder as it applies to the Initial System by providing CTS with written notice of termination within thirty (30) days after expiration of the timetables and re-testing periods described in the final action plan, or within such other time period as the parties mutually agree to in writing; or
(ii) retain the non-conforming Initial System if, within the time period for providing the notice of termination specified in clause (i), above, the parties mutually agree in writing on [*]. In addition, if, pursuant to this Subsection, [*] and the obligations of the parties hereunder with respect to the Initial System, [*]with respect to the Initial System [*] that all Components of the Initial System have been [*].

                         7.3  RESOLUTION OF DISPUTES OVER ACCEPTANCE.

                              7.3.1     The parties agree to settle any
dispute arising out of the acceptance testing provisions described in this
Section 7 through consultation and negotiation in good faith and in the spirit of mutual cooperation. Accordingly, if, after the conclusion of any Acceptance Testing Period or re-testing period described in this Section 7, the parties dispute whether the Initial System is performing in accordance with the applicable Acceptance Test Plan, the parties agree to meet to try to resolve the dispute within fourteen (14) days after one party delivers a written request for a meeting to the other party. Such meeting shall be attended by individuals with decision-making authority to attempt, in good faith, to negotiate a resolution of the dispute prior to pursuing other available remedies. If, within fourteen (14) days after such meeting, the parties have not succeeded in negotiating a resolution of the dispute, then either party may commence arbitration under Subsection 7.3.2, below, by delivering a written demand for arbitration to the other party.

                              7.3.2     If either party commences arbitration
in the manner described above, the dispute will be subjected to binding arbitration before a panel of three (3) independent arbitrators. Such arbitration shall be held in [*], in accordance with the then-current rules of the Center for Public Resources, Institute for Dispute Resolution, as modified to be consistent with this Subsection. Such arbitrators shall be selected by mutual agreement of the parties, or failing such agreement within thirty (30) days after delivery of the original written demand for arbitration, each party shall select one

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arbitrator and the two selected arbitrators shall mutually agree upon the selection of a third arbitrator within forty-five (45) days from delivery of the original written demand for arbitration. The arbitrators shall have the authority to require the submission (at a hearing or otherwise) of such documents, information, testimony, and other items as the arbitrators may deem necessary to make a fair and reasonable decision. Within sixty (60) days after the appointment of the arbitrators, the arbitrators will render a written decision. The arbitrators shall be limited to addressing the issues in dispute arising out of the acceptance testing provisions described in this
Section 7 and interpreting the applicable provisions of this Agreement and the applicable Market Purchase Agreement in connection with such issues. The parties agree that the System shall be deemed accepted for purposes of this Agreement if the arbitrators conclude that the System is materially performing in accordance with the applicable Acceptance Test Plan. A judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof and shall constitute a final adjudication of all matters submitted to arbitration. The costs of all arbitration services, however, shall be shared equally by the parties.

                         7.4  APPLICATION TO SUBSEQUENT INSTALLATIONS.  The
provisions of this Section 7 shall also apply to the acceptance of Components installed on a System after installation of the Initial System, except that:
(i) CTS and Customer shall only test the newly-installed Components as part of a System in accordance with the terms of the Standard Acceptance Test Plan; (ii) Customer may reject such newly-installed Components in the manner described in Subsection 7.1; (iii) CTS shall correct any non-conformities in the manner described in Subsection 7.2; and (iv) if CTS does not correct such non-conformities within the designated timetables and re-test periods, then Customer may, at its election, either: (a) terminate the obligations of the parties only with respect to such newly-installed Components by providing CTS with written notice of termination within thirty (30) days after expiration of the designated timetables and re-testing periods, or within such other time period as the parties mutually agree to in writing, or (b) retain such non-conforming new Components if, within the time period for providing the notice of termination specified in clause (a), above, the parties mutually agree in writing on [*].

                    8.   TRAINING, SUPPORT, AND OTHER SERVICES.

                         8.1  TRAINING SERVICES.  CTS will provide the
training classes set forth in the attached SCHEDULE F for Customer for the applicable Fees described in SCHEDULE A and in accordance with the applicable Implementation Schedule. Upon request, CTS will provide additional training upon such terms and conditions and for such Fees as the parties may mutually agree to in writing.

                         8.2  SUPPORT SERVICES.  Subject to the terms of this
Agreement, CTS will offer software and hardware maintenance services, System monitoring services, and software subscription services for each System, pursuant to the Fees and other terms set forth in the Support Services Agreement. Customer will select support for each System as set forth in the Support Services Agreement. Such selection will be made as part of the applicable Market Purchase Agreement for such System.

                         8.3  SOURCE CODE.  CTS will deposit into escrow and
maintain throughout the term of the License one (1) copy of the source code for the CTS-owned Licensed Programs (I.E., only Licensed Programs to which CTS has source code rights) in Seattle, Washington, pursuant to CTS's standard form Source Code Escrow Agreement among CTS, Customer, and an escrow holder approved by CTS and Customer.

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                         8.4  ROAMING FRAUD PREVENTION SERVICES.  Subject to
the terms of this Agreement, CTS will provide services to Customer for the real-time prevention of cellular roaming cloning fraud, pursuant to the terms and conditions and for the fees set forth in the Roaming Service Agreement.

                         8.4  [*]  CTS will *] to Customer the [*] and
Customer will assist CTS in such endeavor. Customer understands and agrees that CTS must [*]connected to appropriate Components of the Initial System [*]
 in order to [*]

                         8.6  [*]  CTS will commence [*] to determine whether
the [*] CTS will [*] and then [*] and [*] From such [*] CTS will [*] and an initial [*]

                    9.   COMPENSATION.

                         9.1  FEES.  In consideration for the rights,
warranties, and covenants provided by CTS hereunder, Customer hereby agrees to pay the Fees specified in the attached SCHEDULE A when due as set forth in such Schedule.

                         9.2  STANDARD TERMS.

                              9.2.1     In addition to the Fees and other
charges required to be paid by Customer to CTS hereunder, Customer shall pay (or, at CTS's election, reimburse CTS) for all network interconnection costs, switch interconnection and interface charges, and System telecommunications costs charged by Third Parties, and all federal, state, and local taxes and withholding requirements in connection with the transactions contemplated by this Agreement and each Market Purchase Agreement (excluding taxes based on CTS's net income or its authority to do business within a given state). Such taxes specifically include, without limitation: (i) excise, sales, use and royalty taxes, withholding taxes and related requirements, value-added taxes, all similar taxes and charges now in effect or enacted in the future; and
(ii) all interest and penalties which may result from the failure to pay any of such taxes or charges. If CTS receives any notice of deficiency with respect to any such taxes or charges, CTS will promptly deliver notice thereof to Customer so that Customer may have a reasonable opportunity to contest such tax and any related interest and penalties.

                              9.2.2     Except as otherwise expressly set
forth in this Agreement or any Schedule hereto: (i) CTS will invoice Customer for amounts to be paid hereunder, and Customer will pay such invoice within [*], provided that if Customer disputes an invoice, Customer's payment of any undisputed portion of the invoice shall not waive any of its right with respect to the disputed portion of the invoice; (ii) Customer shall not be entitled to the return or reimbursement of any compensation paid to CTS pursuant to this Agreement; and (iii) all Fees and other charges hereunder shall be paid to CTS in immediately available funds in United States Dollars.

                    10.  PROPRIETARY RIGHTS.

                         10.1 INTELLECTUAL PROPERTY RIGHTS.

                              10.1.1    The License shall not transfer any
title to or ownership in the Licensed Programs or Documentation, or any Intellectual Property Rights in connection with the Licensed Programs and/or Documentation, from CTS to Customer. Accordingly, subject only to the License, all right, title, and interest in and to the Licensed Programs and Documentation, and all Intellectual Property Rights in connection with the Licensed Programs and/or Documentation, are and

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shall at all times remain the exclusive property of CTS or its licensor(s).
Except as otherwise expressly set forth in this Agreement, CTS may use, sell, assign, transfer and license rights relating to the Licensed Programs and/or Documentation to any Third Party for any purpose free from any claim of Customer.

                              10.1.2    Nothing in this Agreement shall be
construed to grant any party any right, title or interest in any patent, copyright, trademark, trade secrets or other proprietary information of the other party, other than those rights explicitly granted herein. Except as otherwise provided herein, each party agrees not to use any name, trade name, trademark or other designation of the other party without the other party's prior written consent.

                         10.2 CONFIDENTIAL INFORMATION.  The parties
acknowledge that each party may disclose additional Confidential Information to the other party or its representatives in furtherance of the transactions contemplated by this Agreement. Therefore, notwithstanding anything to the contrary, the Nondisclosure Agreement is hereby amended such that all Confidential Information of a party disclosed to the other party or any of its representatives at any time during the term of this Agreement shall be considered Confidential Information of the disclosing party and shall be subject to the operative provisions of the Nondisclosure Agreement. Customer hereby agrees to ensure that each of its representatives who receives Confidential Information of CTS complies with the terms of the Nondisclosure Agreement, as amended hereby, to the same extent as if such representative had executed the Nondisclosure Agreement, as amended. CTS hereby agrees to ensure that each of its representatives who receives Confidential Information of Customer complies with the terms of the Nondisclosure Agreement, as amended hereby, to the same extent as if such representative had executed the Nondisclosure Agreement, as amended. All Confidential Information of CTS is and shall at all times remain the exclusive property of CTS, and all Confidential Information of Customer is and shall at all times remain the exclusive property of Customer. For purposes of this Subsection, "representatives" means the officers, directors, employees, agents, and affiliates of a party.

                    11.  WARRANTIES.

                         11.1 INTELLECTUAL PROPERTY RIGHTS.

                              11.1.1    CTS hereby warrants to Customer that,
subject to the provisions of Subsection 12.1.5, below, each System furnished by CTS hereunder, if used by Customer in accordance with the terms of this Agreement, is free of any valid claim by a Third Party that the System violates, infringes, or misappropriates a United States Intellectual Property Right of such Third Party. Customer's exclusive remedy for breach of the warranty set forth in this Subsection 11.1.1 is set forth in Subsection 12.1, below.

                              11.1.2    CTS hereby [*]  Customer acknowledges
that[*] In addition to the warranty set forth in Subsection 11.1.1, above, and the indemnification set forth in Subsection 12.1, below, [*] (i) [*] discussions and negotiations with the [*] for an [*] in which [*] in exchange for [*], considering all relevant information; and (ii) within a reasonable period of time after the date of this Agreement, [*] for so long as Customer has [*] (b) [*] for so long as Customer has [*], and (c) [*] for so long as Customer has [*]and, once such [*]

                         11.2 SOFTWARE PERFORMANCE.  For each System, CTS
hereby warrants to Customer that the Licensed Programs (excluding the Third-Party Software), when used in conjunction with the Hardware necessary for operation of such System and with Customer's properly-operating cellular network, and when all relevant Infrastructure and Environmental Requirements are satisfied, will

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materially perform in accordance with their Specifications [*] of such
Licensed Programs by Customer as set forth in the applicable provisions of [*] Customer's exclusive remedy for breach of such warranty (without limiting any other remedy expressly set forth herein including, without limitation, the remedies set forth in Subsection 11.4, below) shall be correction by CTS, at no additional charge to Customer, of any errors or malfunctions in such Licensed Programs found not to be in compliance with such warranty, in accordance with the terms of the Support Services Agreement; PROVIDED, HOWEVER, that CTS shall have no obligation to make such corrections if Customer is in breach or default under this Agreement or if Customer fails to promptly notify CTS upon discovery of such errors or malfunctions. If a correction of an error or malfunction is commercially impractical, CTS may provide Customer with a commercially reasonable circumvention of such error or malfunction. For Third-Party Software, CTS will pass through to Customer the warranties that CTS receives from its vendor for such Third-Party Software, and will assist Customer in the enforcement of such warranties.

                         11.3 HARDWARE PERFORMANCE.  For each System, CTS
hereby warrants to Customer that the CTS-proprietary Hardware purchased from CTS for installation in Cell Sites, when used in conjunction with the Licensed Programs necessary for operation of such System and with Customer's properly-operating cellular network, and when all relevant Infrastructure and Environmental Requirements are satisfied, will materially perform in accordance with their Specifications [*] of such Hardware by Customer as set forth in the applicable provisions of [*] Customer's exclusive remedy for breach of such warranty (without limiting any other remedy expressly set forth herein including, without limitation, the remedies set forth in Subsection 11.4, below) shall be either repair or replacement by CTS, at its expense and in its discretion, of any of such Hardware found not to be in compliance with such warranty, in accordance with the terms of the Support Services Agreement; PROVIDED, HOWEVER, that CTS shall have no obligation to repair or replace such Hardware if Customer is in breach or default under this Agreement or if Customer fails to promptly notify CTS upon discovery of such errors or malfunctions. For all other Hardware components purchased from CTS, CTS will pass through to Customer the warranties that CTS receives from its vendor for such Hardware components, and will assist Customer in the enforcement of such warranties.

                         11.4 [*]  CTS hereby warrants to Customer that [*]
by Customer hereunder will [*] so long as all terms and conditions set forth in [*]. The parties shall [*] with this [*] by performing the [*] set forth in the attached [*] Such [*] after Customer's [*] but no more frequently [*]
 If CTS breaches the foregoing warranty with respect to [*] then Customer shall provide CTS with written notice of such breach, which notice shall include a detailed report providing evidence of the breach and Customer certification that [*] all terms and conditions set forth in [*] CTS shall have an opportunity to cure such breach and [*] under the attached [*] within [*] after CTS's receipt of Customer's notice of breach. Customer shall provide such assistance and [*] as CTS reasonably requests in connection with such cure [*] The final [*] shall be as follows: (i) the [*] by the parties during the [*] if such [*]; or (ii) the [*] by the parties during the [*] if such [*]. If, according to such [*], CTS [*] within the applicable [*], then, as [*] exclusive remedy for such breach, [*]

                              11.4.1    For [*] of this Agreement, [*] as
follows: (i) if the [*] for the [*] described in the attached [*] is not [*] as described in such Schedule, then [*]; and (ii) if the [*] for the [*] described in the attached [*] is not [*] as described in such Schedule, then [*] with respect to such calendar month.

                              11.4.2    For [*] of this Agreement, [*]:  (i)
if the [*]described in the attached [*] is not [*] as described in such Schedule, then [*]with respect to such calendar month; and

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(ii) if the [*] described in the attached [*] is not [*] as described in such
Schedule, then [*] with respect to such calendar month.

                              11.4.3    For [*] of this Agreement, [*]  (i)
if the [*]described in the attached [*] is not [*] as described in such Schedule, then [*]; and (ii) if the [*] described in the attached [*] is [*] as described in such Schedule, then [*]. CTS's aggregate [*] under this Subsection 11.4.3 for a given [*] with respect to such calendar month.

                         11.5 YEAR 2000 PROCESSING.  CTS warrants that any
version of the Licensed Programs or other Components licensed hereunder shall properly perform Year 2000 Processing. In the event of a breach of this warranty, CTS agrees to [*] Customer by: (i) correcting the version of the Licensed Programs of other Components currently used by Customer so as to make them capable of correctly performing Year 2000 Processing; or (ii) providing replacement software for the Licensed Programs or other Components which is equivalent in function to the Licensed Programs or other Components and which correctly performs Year 2000 Processing. If, after using best efforts, [*] either of the foregoing options [*] of Customer's notification to CTS of any failure of the Licensed Programs or other Components to correctly perform Year 2000 Processing, [*] arising from any [*] to perform Year 2000 Processing with respect to the Licensed Programs or other Components. Notwithstanding anything to the contrary set forth in this Agreement, CTS's breach of this warranty shall not be subject to any provisions regarding limitations of CTS's liability set forth in this Agreement.

                         11.6 INSURANCE.  In addition to CTS's obligations
described in Subsection 11.1.2 above, CTS will maintain during this
Agreement: (i) worker's compensation insurance as prescribed by applicable law; (ii) employer's liability insurance or other like insurance with limits of at least [*]; (iii) commercial general liability insurance (including without limitation contractual and products liability coverage) with combined single limits of each occurrence of at least [*]; and (iv) electronics errors and omissions insurance with limits of at least [*]. Upon written request by Customer, CTS will furnish a copy of certificates evidencing the foregoing insurance coverage. CTS's purchase of insurance shall not in any way limit CTS's liability under this Agreement.

                         11.7 NO WARRANTIES OTHER THAN EXPRESS WRITTEN.
EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 11, CTS MAKES NO REPRESENTATIONS, WARRANTIES, OR GUARANTIES OF ANY KIND (INCLUDING WITHOUT LIMITATION PERFORMANCE WARRANTIES), EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE SYSTEM, HARDWARE, LICENSED PROGRAMS, DOCUMENTATION, OR ANY OTHER ITEMS OR SERVICES COVERED BY OR FURNISHED UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY (I) OF MERCHANTABILITY, (II) OF FITNESS FOR A PARTICULAR PURPOSE, OR (III) ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.

                    12.  INDEMNIFICATION.

                         12.1 IP CLAIMS.

                              12.1.1    For purposes of this Section 12, the
term "IP Claim" means any claim brought by a Third Party against Customer which alleges that use or possession of a System violates, infringes, or misappropriates a United States Intellectual Property Right of such Third Party.

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                              12.1.2    Subject to the terms of this
Agreement, CTS shall indemnify and hold harmless Customer and its officers, directors, employees, agents, assigns and successors from and against any losses, damages, liability, and expenses awarded by final judgment against such indemnified persons as a result of an IP Claim, or, if any compromise or settlement is made with respect to such IP Claim, CTS shall pay all amounts agreed to by CTS in settlement of such IP Claim. CTS shall, at its expense, defend and, at its sole discretion, settle any such IP Claim. Customer, at its own expense, shall have the right to participate in the defense of any suit or proceeding involving an IP Claim through counsel of its choosing. However, CTS shall have at all times the full and complete authority to defend and settle such IP Claim.

                              12.1.3    Customer shall provide CTS with
prompt written notice of any IP Claim, together with copies of all related court documents involving such IP Claim. Customer's failure to provide timely notice to CTS of any such IP Claim shall not relieve CTS from any liability under this Subsection 12.1 with respect to such claim, to the extent that CTS is not prejudiced by such failure. CTS shall keep Customer advised of the status of any such IP Claim and of its defense and/or negotiation efforts. Customer shall provide CTS with such information and assistance for the defense of such IP Claim as is reasonably requested by CTS.

                              12.1.4    If, in any proceeding involving an IP
Claim, a System is held to constitute a violation, infringement, or misappropriation of a Third Party's United States Intellectual Property Right and use of such System is enjoined, or if in CTS's opinion any such violation, infringement, or misappropriation is likely to occur, CTS, at its option and expense, will either: (i) obtain the right for Customer to continue use of the System by license, release from claim of infringement, or by other appropriate means; (ii) modify the System to make it non-infringing but continue to perform in accordance with the Specifications in all material respects; (iii) replace the System with a non-infringing system of like functionality which performs in accordance with the Specifications in all material respects; or (iv) if election of any of clauses (i), (ii) or (iii) are impractical in CTS's reasonable judgment, after using reasonable efforts for a reasonable period of time under the circumstances, CTS may terminate this Agreement and the License granted herein with respect to such System by providing Customer with written notice of such termination. If, pursuant to clause (iv) above, CTS terminates this Agreement and the License with respect to a System, then (a) Customer shall, at CTS's request and expense, either promptly return the System to CTS or destroy the same; (b) Customer shall be entitled to a refund equal to the License Fees and Hardware Fees described in SCHEDULE A which specifically pertain to such System and which Customer actually paid to CTS, which refund CTS may reduce by a reasonable sum for use, depreciation, and amortization [*]; and (c) each party shall release the other party from all future payments and other obligations under this Agreement and the Support Services Agreement with respect to such System, except for the obligations described in this Subsection 12.1 and Subsection 14.4, below, and any other provision which by its terms survives termination hereof. [*]

                              12.1.5    Notwithstanding anything to the
contrary, CTS shall have no liability under Sections 11 or 12 of this Agreement for any IP Claim which: (i) pertains to a System which has been materially altered or modified by Customer or any of its officers, directors, employees, agents, subcontractors, assigns or successors without CTS's prior written approval, unless the use of an unaltered or unmodified version of the System is shown to constitute an infringement; or (ii) pertains to any Third-Party Software or Hardware (other than Cell Site Hardware purchased from CTS for installation in Cell Sites) that is the sole basis of such infringement.

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                              12.1.6    The remedies set forth in this
Subsection 12.1 are Customer's exclusive remedies in connection with any IP
Claim.

                         12.2 OTHER INDEMNIFICATION.

                              12.2.1    Each party (the "Indemnifying Party")
shall defend, indemnify, and hold harmless the other party and its officers, directors, employees, agents, successors and assigns (collectively, the "Indemnified Parties") from and against any losses, damages, liability, and expenses awarded by final judgment against such Indemnified Parties arising from any claim alleging injury to any person, including death, or damage to property, including theft, to the extent directly resulting from the acts or omissions of the Indemnifying Party or its officers, directors, employees, agents, successors or assigns, whether negligent or otherwise, or, if any compromise or settlement is made with respect to such claim, the Indemnifying Party shall pay all amounts agreed to by the Indemnifying Party in settlement of such claim. The Indemnifying Party shall, at its sole expense, defend and, at its sole discretion, settle any such claim. The Indemnified Party, at its own expense, shall have the right to participate in the defense of any such claim through counsel of its choosing. However, the Indemnifying Party shall have at all times the full and complete authority to defend and settle such claim.

                              12.2.2    The Indemnified Party shall provide
the Indemnifying Party with prompt written notice of any of the claims described in Subsection 12.2.1, above, brought against an Indemnified Party, together with copies of all related court documents involving such claim. An Indemnified Party's failure to provide timely notice to the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability under this Section 12.2 with respect to such claim, to the extent that the Indemnifying Party is not prejudiced by such failure. The Indemnifying Party shall keep the Indemnified Party advised of the status or any such claim and of its defense and/or negotiation efforts. The Indemnified Party shall provide the Indemnifying Party with such information and assistance for the defense of such claim as is reasonably requested by the Indemnifying Party.

                    13. PROSECUTION OF INFRINGEMENT CLAIMS. CTS shall have the exclusive right to take all actions, control all litigation or other proceedings, and negotiate and enter into all settlements with respect to any infringement of any of CTS's Intellectual Property Rights, as CTS deems necessary or appropriate to protect CTS's Intellectual Property Rights, except as CTS and Customer may otherwise agree to in writing. Customer agrees to provide to CTS, at CTS's expense, reasonable information and assistance in connection with the prosecution of such infringement as reasonably requested by CTS. Any recovery of damages or attorneys' fees in connection with any such action, or in settlement of any such action, will belong entirely to CTS. CTS will have no obligation to institute suit against any particular person or entity for infringement of any Intellectual Property Rights of CTS.

                    14.  TERM AND TERMINATION.

                         14.1 TERM.  The term of this Agreement commences on
the date of this Agreement and will continue thereafter for [*]. This Agreement may be extended for a mutually agreeable renewal term, provided that Customer and CTS expressly agree to such extension in writing. All terms and conditions hereof shall remain in effect during any renewal term, except as the parties otherwise expressly agree to in writing. Notwithstanding the above, this Agreement shall terminate upon the occurrence of any of the events described in the termination provisions set forth below.

                         14.2 TERMINATION.

MASTER PURCHASE AND LICENSE AGREEMENT                                  PAGE 17
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                              14.2.1    MATERIAL BREACH AFTER NOTICE.  Except
as otherwise set forth in this Agreement, upon material breach or default under this Agreement by any party (the "breaching party"), if the other party ("non-breaching party") gives written notice of such breach or default and the same is not cured within thirty (30) days after delivery of such notice, then, without limitation of any other remedy available hereunder, the non-breaching party may terminate this Agreement by delivery of a notice of termination at any time thereafter before such breach or default has been cured.

                              14.2.2    IMMEDIATE TERMINATION.
Notwithstanding anything to the contrary, this Agreement and the License may be immediately terminated upon written notice: (i) at CTS's option in the even that Customer materially violates any of the provisions of Subsection
2.2 in any way without the prior written consent of CTS, and Customer fails to cure such violation within (3) days after CTS's delivery of notice of breach to Customer; or (ii) at the option of either party in the event that the other party materially violates the Nondisclosure Agreement or any of the provisions of Subsection 10.2, and the breaching party fails to cure such violation in accordance with any applicable cure periods set forth in the Nondisclosure Agreement.

                              14.2.3    MUTUAL CONSENT.  CTS and Customer may
terminate this Agreement and the License by mutual written consent.

                         14.3 EFFECT OF EXPIRATION OR TERMINATION.

                              14.3.1    Following the expiration or
termination of this Agreement, Customer shall [*] with respect to the configuration of Systems installed as of the expiration or termination of this Agreement, [*] any of the following: (i) if this Agreement is terminated pursuant to Subsections 14.2.1 or 14.2.2 due to a breach or default by Customer, [*] upon termination of this Agreement; or (ii) if this Agreement expires, is terminated due to the events described in Subsection 14.2.3, or is terminated pursuant to Subsection 14.2.1 due to a breach or default by CTS, then [*] breach or default by Customer under any of the survival terms described in Subsection 14.4, and the expiration of any applicable cure period with respect to such breach or default.

                              14.3.2    Upon the expiration or termination of
this Agreement, each party shall immediately cease use of the Confidential Information of the other party [*] and shall, at the disclosing party's election, either: (i) return to the disclosing party the original and all copies of the same, in whole or in part, in any form, including partial copies and modifications, and any related materials received from the disclosing party, or (ii) furnish to the disclosing party a certified executed document stating that the same has been destroyed. Upon the termination of the License, Customer shall immediately return or destroy all copies of Licensed Programs and Documentation retained for use pursuant to Subsection 14.3.1, above, in accordance with the procedures set forth in this Subsection.

                              14.3.3    Customer shall pay all accrued and
unpaid Fees and other charges hereunder within [*] after the termination of this Agreement.

                         14.4 SURVIVAL TERMS.  Upon termination of this
Agreement, all obligations of the parties hereunder shall cease, except those obligations described in Sections 2.2, 10, 12, 13, 14, 15, and 16, which provisions shall survive the termination of this Agreement. Termination of this Agreement shall not be construed to waive or release any claim which a party is entitled to assert at the time of such termination, and the applicable provisions of this Agreement shall continue to apply to such claim until it is resolved.

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                    15.  LIMITATION OF LIABILITY.  EXCEPT FOR ANY BREACH OF
SECTIONS 2.2 OR 10 HEREOF OR IN THE EVENT OF INDEMNIFICATION PURSUANT TO SECTIONS 11.5 OR 12 HEREOF, EACH OF THE PARTIES' SOLE AND EXCLUSIVE REMEDY FOR LOSS OR DAMAGE CAUSED BY, RELATED TO, OR ARISING FROM ANY ACT OR OMISSION OF THE OTHER PARTY IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF THE SAME AND REGARDLESS OF FORESEEABILITY), SHALL BE THE RECOVERY OF ACTUAL DAMAGES IN AN AMOUNT NOT TO EXCEED [*]. EXCEPT IN THE EVENT OF ANY BREACH OF SECTIONS 2.2 OR 10 HEREOF, NEITHER PARTY SHALL BE LIABLE HEREUNDER FOR ANY DAMAGES RESULTING FROM LOSS OF USE, DATA, PROFIT, BUSINESS, REVENUE, OR GOODWILL, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE.

                    16.  MISCELLANEOUS.

                         16.1 NOTICES.  All notices hereunder by either party
shall be given by personal delivery (including by a reputable courier service) or by sending such notice by United States certified mail return receipt requested, postage prepaid, and addressed as set forth on the signature page of this Agreement. Such notices shall be deemed to have been given and delivered upon receipt and the date of receipt identified by the United States Postal Service on any return receipt card shall be conclusive evidence of receipt. Notices may also be transmitted by facsimile or telecopy machine, and such notices shall be deemed received when transmitted if: (i) a document is electronically generated by the transmitting machine confirming that the transmission was received; and (ii) the party transmitting the notice deposits such notice the same day with a reputable courier service providing delivery not later than the following business day.
 Any party, by written notice to the other as above described, may alter the address for receipt by it of written notices hereunder.

                         16.2 INDEPENDENT CONTRACTORS.   It is expressly
agreed that CTS and Customer are acting hereunder as independent contractors and under no circumstances shall any of the employees of one party be deemed the employees of the other party for any purpose. Nothing in this Agreement shall be deemed to constitute, create, or in any way be interpreted as a partnership, joint venture, franchise, or other formal business organization involving CTS and Customer, nor shall anything in this Agreement be deemed to constitute one party the employee or agent of the other party. Neither CTS nor Customer shall have any authority under this Agreement to bind, obligate, or otherwise commit the other party to any agreement or transaction for any purpose whatsoever.

                         16.3 EXCUSED PERFORMANCE.  Neither party shall be
liable for, or be considered to be in breach or default under this Agreement as a result of, any delay or failure to perform as required hereunder which is due to any cause or condition beyond such party's reasonable control.

                         16.4 PUBLICITY.  Neither party shall disclose to any
Third Party the terms of this Agreement or the existence of this Agreement without the express written consent of the other party; PROVIDED, HOWEVER, that either party may make public announcements concerning the terms of this Agreement or the existence of this Agreement without such express written consent of the other party if the announcement is necessary for such party to comply with the requirements of the United States

MASTER PURCHASE AND LICENSE AGREEMENT                                  PAGE 19
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Securities and Exchange Commission, any other governmental agency, any court of competent jurisdiction, or applicable law or regulation.

                         16.5 ASSIGNMENT.  Neither party shall assign any of
its rights or obligations hereunder (in whole or in part) without the express written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, each party may, upon notice to the other party, assign this Agreement and all of its rights and obligations hereunder (in whole but not in part) to any of its affiliates capable of performing its obligations hereunder. Any attempt by any party to assign or transfer any of its rights or obligations under this Agreement in violation of this Subsection shall be considered void and shall be deemed a material breach of this Agreement. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

                         16.5 SUBCONTRACTORS.  Notwithstanding anything to
the contrary, CTS may in its discretion subcontract the performance of any of its obligations hereunder or under any Market Purchase Agreement to any Third Party; PROVIDED, that CTS's subcontractors shall perform to the same standards imposed upon CTS hereunder and CTS shall be liable for the conduct of its subcontractors to the same extent as CTS's own liability under this Agreement. Upon request, CTS will provide Customer with a list of such subcontractors.

                         16.7 SEVERABILITY.  In the event any provision
hereof shall be deemed invalid or unenforceable by any court or governmental agency of competent jurisdiction: (i) such provision shall be deemed severed from this Agreement and all remaining provisions shall be afforded full force and effect as if such severed provision had never been a provision hereof; and (ii) the parties shall negotiate in good faith to replace the unenforceable provision with an enforceable provision which so far as possible achieves the same economic and other benefits for the parties as the unenforceable provision was intended to achieve.

                         16.8 NO WAIVER.  No consent or waiver, express or
implied, by any party to or of any breach or default by the other in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such party hereunder.

                         16.9 GOVERNING LAW.  This Agreement shall be
governed by, subject to, and interpreted in accordance with the laws of the state of Delaware, without regard to conflict of laws principles.

                         16.10     INJUNCTIVE RELIEF.  The parties recognize
and agree that money damages are an inadequate remedy for breach of Sections
2.2 and/or 10, above, and further recognize that such breach would result in irreparable harm to the party against whom such breach is committed. Therefore, in the event of a breach or threatened breach of any such provision, the non-breaching party shall be entitled to injunctive relief (without the posting of any bond and without proof of actual damages) in order to prevent or to restrain any such breach or threatened breach by the party in breach or by any other persons directly or indirectly acting for, on behalf of, or with the party in breach, and that neither the party in breach nor such other persons will oppose the granting of such relief. Injunctive relief pursuant to this Subsection shall be in addition to all remedies available at law or in equity to a party arising from a breach of the provisions described above by the other party.

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                         16.11     NON-DISCRIMINATION COMPLIANCE.  CTS agrees
to comply with the laws and regulations set forth in the attached SCHEDULE I, but only to the extent that CTS is required to comply with such laws and regulations in accordance with their terms. Any provisions of the attached
SCHEDULE I which are inconsistent with the foregoing sentence shall not apply to CTS or this Agreement. If requested by Customer, CTS will sign and return to Customer a non-discrimination compliance certificate.

                         16.12     ENTIRE AGREEMENT; AMENDMENT.  This
Agreement, the Support Services Agreement, the Nondisclosure Agreement, the Source Code Escrow Agreement, the Roaming Service Agreement, each Market Purchase Agreement issued hereunder, and all Schedules to the foregoing agreements, contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements, negotiations, representations, and proposals, written and oral, relating to the subject matter. All Schedules and all other documents, when agreed to by the parties and attached hereto, are integral to and incorporated herein by this reference. This Agreement and the Schedules attached hereto shall not be deemed or construed to be modified, amended, or waived, in whole or in part, except by written agreement duly executed by the parties to this Agreement.

                         16.13     COUNTERPARTS.  This Agreement may be
signed in one or more counterparts, each of which shall be considered an original and which shall, taken together, constitute this Agreement.

                    EXECUTED as of the date set forth above.

CUSTOMER:                                 CTS:
---------                                 ----

AMERITECH MOBILE                          CELLULAR TECHNICAL SERVICES
COMMUNICATIONS, INC.                      COMPANY, INC.

By___________________________________     By__________________________________

_____________________________________     ____________________________________
Print Name                                Print Name

_____________________________________     ____________________________________
Title                                     Title

CUSTOMER'S ADDRESS FOR NOTICES:           CTS'S ADDRESS FOR NOTICES:
-------------------------------           --------------------------

2000 W. Ameritech Center Drive            2401 Fourth Avenue, Suite 808
Location 3F12                             Seattle, Washington  98121
Hoffman Estates, Illinois  60195-5000     Attention: Legal Department
Attention: Don Sorensen                   Telefax: (206) 443-1550
Telefax: (847) 765-3709

with a copy to:

Ameritech Mobile Communications, Inc.

MASTER PURCHASE AND LICENSE AGREEMENT                                  PAGE 21
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2000 W. Ameritech Center Drive
Hoffman Estates, Illinois  60195-5000
Attention: Legal Department, 3H89D
Telefax: (847) 765-4562













MASTER PURCHASE AND LICENSE AGREEMENT                                   PAGE 22
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                             INDEX OF SCHEDULES
                                     TO
                    MASTER PURCHASE AND LICENSE AGREEMENT


               SCHEDULE       DESCRIPTION                    PAGE NO.
               --------       -----------                    --------
               Schedule A     Fees and Payment Terms            25
               Schedule B     CTS-Certified Hardware            30
               Schedule C     Market Areas                      31
               Schedule D     Specifications                    33
               Schedule E     Acceptance Test Plans             37
               Schedule F     Training Classes                  54
               Schedule G     Technical Managers                57
               Schedule H     Nondisclosure Agreement           58
               Schedule I     Non-Discrimination Compliance     59






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                                   SCHEDULE A
                                       TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                             FEES AND PAYMENT TERMS

                    Customer shall pay the following Fees and charges in connection with the Master Purchase and License Agreement between CTS and Customer (the "Agreement"), together with any other Fees and charges specified in the Agreement. All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement.

                    1.   LICENSE FEES.

                         1.1  INITIAL LICENSED PROGRAMS.  In consideration
for the License, Customer shall pay the following Fees to CTS for the following Licensed Programs in accordance with the terms of the Agreement and this Schedule:

LICENSED PROGRAMS 1                     LICENSE FEES PER CELL SITE

 [                          *                           *

 *                          *                           *

 *                          *                           *

                   Total:   *                           *]

               1.2 ADDITIONAL LICENSED PROGRAMS. For all additional software, data tables, and programs which CTS and Customer agree in writing to add to a System as Licensed Programs (other than the Licensed Programs described in Subsection 1.1, above, and Section 3, below), Customer shall pay such Fees to CTS as CTS and Customer mutually agree to in writing.

               1.3 NEW RELEASES AND MAINTENANCE RELEASES. For all New Releases and Maintenance Releases of the Licensed Programs described in Sections 1.1, 1.2 and 3 of this Schedule, Customer shall pay such Fees to CTS as specified in Subsection 2.3 of the Agreement.

          2.   HARDWARE FEES.

               2.1 CELL SITE SYSTEM HARDWARE PURCHASED FROM CTS. In consideration for the Hardware components purchased from CTS for installation in Cell Sites, Customer shall pay CTS the following Fees in accordance with the terms of the Agreement and this Schedule:

HARDWARE DESCRIPTION 2                             HARDWARE FEES


--------------------------
1 Fees include pricing for the License to use Licensed Programs and for the software performance warranty set forth in Subsection 11.2 of the Agreement. Fees exclude pricing for license to use interdiction software, which is specified in Section 3, below.
2 Fees include pricing for purchase of the Cell Site System Hardware and for the hardware performance warranty set forth in Subsection 11.3 of the Agreement with respect to such Cell Site System Hardware.


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 [                          *                           *

 *                          *                           *]

               2.2 ADDITIONAL HARDWARE PURCHASED FROM CTS. Except as otherwise provided in Sections 2.1 and 3 of this Schedule, Customer shall pay CTS an amount equal to: (i) [*] for all CTS-manufactured Hardware purchased from CTS during calendar year 1997, [*]; and (ii) [*] for all other Hardware purchased from CTS.

               2.3 HARDWARE PURCHASED FROM THIRD PARTIES. For all Hardware purchased from Third Parties for a System (I.E., all Hardware other than the Hardware purchased from CTS described in Sections 2.1, 2.2, and 3 of this Schedule), Customer shall pay CTS an integration Fee equal to [*] for such Hardware, which [*] shall not be [*] for purposes of this Subsection.

          3. FEES FOR INTERDICTION FUNCTIONALITY. In addition to the Fees set forth in Sections 1 and 2, above, and in consideration for the license to use certain software, and the sale of certain hardware, necessary to perform the interdiction functionality for a given System, Customer shall pay the Fees set forth below which pertain to the interdiction method utilized for such System:

 INTERDICTION METHOD 3                   INTERDICTION FEES

 [*                                      *

 *                                       *]

          4.   DEPLOYMENT FEES.

               4.1 DEPLOYMENT MANAGEMENT FEES. For the Initial System, Customer shall pay CTS a deployment management Fee equal to [*], to be paid within [*] after Customer's receipt of CTS's invoice for same (which invoice will be rendered [*]. In consideration for such deployment management Fee, CTS will provide the following for the deployment for such Initial System:
(i) consulting services for planning the configuration for such Initial System and preparing an itemized list of all Hardware for such Initial System; (ii) availability of one primary and one back up technical manager for such Initial System, as specified in Subsection 5.2 of the Agreement;
(iii) installation services for the installation of Hardware at each regional processor site for the Initial System, as specified in Subsection 5.2 of the Agreement; (iv) installation services for the installation of Cell Site System Hardware [*]; and (v) one session of PreTect-TM- User Training and Cell Site System Overview Training, as specified in Subsection 8.1 and SCHEDULE F of the Agreement. Except as the parties otherwise agree in writing, additional deployment management services will be performed by CTS at the rate of [*] for each CTS representative performing such services, plus all expenses incurred by CTS in connection with such services as described in
Section 9, below.

------------------------------------------------------------------------------
  Fees exclude pricing for purchase of interdiction hardware, which is specified in Section 3, below, and also excludes pricing for cabling and other peripherals required for a given System.
3 Fees include pricing for the license to use software, and the sale of hardware, which directly pertain to the interdiction method utilized for a given System. Fees exclude pricing for cabling and other peripherals required for the interdiction method utilized. For any other interdiction method utilized for a given System, Customer shall pay such Fees to CTS as the parties mutually agree to in writing.

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               4.2  CELL SITE SYSTEM INSTALLATION FEES.  At Customer's
request, CTS will install the initial configuration of Components at a Cell Site in accordance with the terms of the Agreement. In consideration for such installation services, Customer shall pay CTS an amount equal to [*] installation, except for the installation of Cell Site System Hardware [*] as described in Subsection 4.1 (iv), above.

          5.   TRAINING FEES.

               5.1 PRETECT-TM- USER TRAINING/CELL SITE SYSTEM OVERVIEW TRAINING. As partial consideration for the deployment management Fees described in Subsection 4.1, above, CTS will conduct for the Initial System one PreTect-TM- User Training session and one Cell Site System Overview Training session, as specified in Subsection 8.1 and SCHEDULE F of the Agreement. At Customer's request, CTS will conduct one or more additional PreTect-TM-User/Cell Site System Overview combined training sessions, as specified in Subsection 8.1 and SCHEDULE F of the Agreement, on a mutually acceptable schedule. In consideration for such additional training, Customer shall pay CTS a Fee equal to [*] per combined training session, plus all expenses incurred by CTS in connection with such training session as described in Section 9, below.

               5.2 INSTALLATION TRAINING. If Customer elects to perform its own installation of Hardware at Cell Sites for a System, as specified in the Agreement, CTS will conduct one or more Cell Site System Installation training sessions for such System as specified in Subsection 8.1 and SCHEDULE F of the Agreement, on a mutually acceptable schedule. In consideration for such training, Customer shall pay CTS a Fee equal to [*] per training session, plus all expenses incurred by CTS in connection with such training session as described in Section 9, below.

               5.3 MAINTENANCE TRAINING. If Customer elects to perform its own maintenance of Hardware at Cell Sites for a System, as specified in the Support Services Agreement, CTS will conduct one or more Cell Site System Maintenance training sessions for such System as specified in Subsection 8.1 and SCHEDULE F of the Agreement, on a mutually acceptable schedule. Customer shall pay CTS a Fee equal to [*] per training session, plus all expenses incurred by CTS in connection with such training session as described in
Section 9, below.

               5.4 ADDITIONAL TRAINING. Additional training by CTS will be pursuant to such terms and subject to such Fees as CTS and Customer mutually agree to in writing.

          6. SUPPORT SERVICE FEES. For each System, CTS will offer the support services set forth in the Support Services Agreement (I.E., basic support services, Hardware maintenance, System monitoring, and software subscription services), subject to the fees and other charges set forth in such Support Service Agreement and the Schedules attached thereto.

          7. REAL-TIME PREVENTION OF ROAMING CLONING FRAUD. For each System, CTS will offer the services set forth in the Roaming Service Agreement, subject to the fees and other charges set forth in such Roaming Service Agreement and the Schedules attached thereto.

          8. PRETECT-TM- GRAPHICAL USER INTERFACE. CTS and Customer agree that, for each System, CTS will provide [*] PreTect-TM- Graphical User Interface connections [*]. For each additional PreTect-TM- Graphical User Interface connection for a System, Customer shall pay CTS a Fee equal to [*].

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          9.   OTHER FEES.  In addition to the Fees described above, Customer agrees to pay CTS for each of the following charges and expenses [*]: (i) all travel, lodging, and other out-of-pocket expenses incurred by CTS in connection with the Agreement; and (ii) all services performed by CTS, other than those services for which CTS's compensation is expressly set forth elsewhere in the Agreement or the Schedules thereto, at the then-current billing rate of the CTS personnel performing such services, plus all expenses incurred by CTS in connection with such services (including without limitation all costs of materials, costs of third-party contractors, and all travel, lodging, and other out-of-pocket expenses), except as the parties otherwise agree to in writing.

          10.  PAYMENT TERMS.

               10.1 GENERAL.

                    10.1.1 Except as otherwise set forth in Subsection 10.2, below, for each deployment of Components for a System, CTS will invoice Customer for the Fees described in Subsections 1.1, 2.1, and 3, above, as follows: (i) [*] of the aggregate of such Fees upon CTS's delivery of such Components to a common carrier for shipment to Customer (if multiple shipments are made, such aggregate amount shall be paid on a pro rata basis at the time of each shipment); and (ii) the remaining [*] of the aggregate of such Fees upon the earlier of (a) [*] set forth in the attached [*], or (b) thirty (30) days from Customer's receipt of such Components, [*].

                    10.1.2 For each deployment of Components for a System, CTS will invoice Customer for the Fees described in Subsection 2.2, above, as follows: (i) [*] of the aggregate of such Fees upon CTS's receipt of Customer's order for such Components (under a Market Purchase Agreement or Addendum thereto); and (ii) the remaining [*] of the aggregate of such Fees upon CTS's delivery of such Components to a common carrier for shipment to Customer (if multiple shipments are made, such aggregate amount shall be paid on a pro rata basis at the time of each shipment).

                    10.1.3 Except as otherwise expressly agreed to in writing, CTS will invoice Customer for all amounts to be paid to CTS under this Agreement, and Customer will pay such invoice within [*], provided that if Customer disputes an invoice, Customer's payment of any undisputed portion of the invoice shall not waive any of its rights with respect to the disputed portion of the invoice.

               10.2 INITIAL SYSTEM DEPLOYMENT. For the deployment of Components for the Initial System, Customer shall pay the Fees described in Subsections 1.1, 2.1, and 3, above, to CTS as follows: (i) [*] of the aggregate of such Fees upon CTS's delivery of such Components to a common carrier for shipment to Customer (if multiple shipments are made, such aggregate amount shall be paid on a pro rata basis at the time of each shipment); (ii) [*] of the aggregate of such Fees upon [*]; and (iii) the remaining [*] of the aggregate of such Fees upon [*].

          11. [*] CTS hereby agrees that, during the term of this Agreement, [*] expressly set forth in this Schedule will [*] taking into consideration [*], including without limitation [*] involved in the transaction. For purposes of this Subsection, [*] means that for the above clause [*]. The parties agree that the terms of this Section shall not apply to [*].

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                                   SCHEDULE B
                                       TO
                      MASTER PURCHASE AND LICENSE AGREEMENT

                             CTS-CERTIFIED HARDWARE

          This Schedule contains a list of the Hardware certified by CTS for purchase by Customer from certain Third Parties, approved in advance and in writing by CTS, as more fully described in Subsection 3.2 of the Master Purchase and License Agreement between CTS and Customer. All configurations of such Hardware used for a given System must be approved in advance and in writing by CTS.

     1. Hewlett-Packard Processors and peripheral Hewlett-Packard equipment. The models used for each System will vary depending on the Hardware configuration used for such System.

     2. CISCO Routers and peripheral CISCO equipment. The models used for each System will vary depending on the Hardware configuration used for such System.

     3. X-terminal Workstations (CTS recommends Hewlett-Packard ENVIZEX X-terminal workstations with a minimum of 8 MB of memory). Memory requirements for workstations will vary depending on the configuration used for a given System.

     4. Hewlett-Packard LaserJet (IV or above) printer. Printer must carry baseline memory (memory size dependent on model).




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                                   SCHEDULE C
                                       TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                                  MARKET AREAS

This Schedule contains a list of Customer's market areas for purposes of the Master Purchase and License Agreement between CTS and Customer (the "Agreement").

ILLINOIS MARKET AREA

[*           *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *]

MICHIGAN MARKET AREA

[*           *                *            *
*            *                *            *
*            *                *            *
                                           *]

MISSOURI MARKET AREA

[*           *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *]

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OHIO MARKET AREA

[*           *                *            *

*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *]

WISCONSIN MARKET AREA

[*           *                *            *

*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *
*            *                *            *]

HAWAII MARKET AREA

[*           *                *            *

*            *                *            *]

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                                   SCHEDULE D
                                       TO
                      MASTER PURCHASE AND LICENSE AGREEMENT

                                 SPECIFICATIONS

     This Schedule contains the functional Specifications for a System as required by the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement. Each overall System is comprised of one or more Regional Processor Systems and Cell Site Systems.

          BLACKBIRD-Registered Trademark- PLATFORM AND PRETECT-TM-
                       APPLICATION FUNCTIONAL OVERVIEW

Together, the Blackbird-Registered Trademark- Platform and PreTect-TM- form a home market cloning prevention solution, in which the Blackbird-Registered Trademark- Platform collects cellular phone data that PreTect-TM- measures and uses to interdict analog cellular phone cloning attempts in real time.

BLACKBIRD-Registered Trademark- PLATFORM OVERVIEW

The Blackbird-Registered Trademark- Platform is the data collection and storage platform for CTS's real time cellular fraud prevention applications.

Using hardware and software at the Cell Site System (CSS) and Regional Processor (RP), the Blackbird-Registered Trademark- Platform collects and stores the following cellular call data that form a cellular call event signature, or "fingerprint":

     - Radio frequency (RF) transmission characteristics: The subtle differences between different cellular phones' RF signatures.

     - Mobile Identification Number (MIN): The unique phone number assigned a cellular phone.

     - Electronic Serial Number (ESN): The unique number programmed into a cellular phone during the manufacturing process.

     -    [*]

     -    [*]

CTS designed the Blackbird-Registered Trademark- Platform as a platform for delivery of a modular system of cellular fraud prevention applications. The Blackbird-Registered Trademark- Platform Application Programming Interface
(API) facilitates seamless integration of current and future CTS products to meet the changing fraud prevention requirements of its customers.

PRETECT-TM- OVERVIEW

PreTect-TM- is the real time cloning detection and interdiction application designed to function on the Blackbird-Registered Trademark- Platform. PreTect-TM- works to prevent cloning fraud.

Over time, PreTect-TM- uses the information collected and stored by the Blackbird-Registered Trademark- Platform to build a unique fingerprint for each analog cellular phone. PreTect-TM- also measures each call attempt transmitted

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to a cell site against this fingerprint.  This real time measurement process allows PreTect-TM- to quickly determine whether the attempt originated from a cloned analog cellular phone.

Users access PreTect-TM- through a Graphical User Interface on Hewlett Packard X-terminals or IBM PC-compatible computers running X-terminal emulation software. Through the graphical user interface, users can [*]

     [*]

Through the graphical user interface, users can configure PreTect-TM- to meet the needs of daily operations on their cellular network:

     [*]

Finally, users can [*]. This allows customer service and fraud prevention departments to better utilize the data storage and analysis capabilities of the Blackbird-Registered Trademark- Platform/PreTect-TM- system:

     [*]

SYSTEM HARDWARE OVERVIEW

The Blackbird-Registered Trademark- Platform/PreTect-TM- system includes the following hardware systems:

Each regional processor complex consists of one or more processors, routers and other hardware necessary to store cellular call data and maintain connectivity between the Cell Site System and regional processor system.

     - Regional Processor: Typically a Hewlett Packard 9000 series processor(s) running the HP-UX operating system.

     - Router: Typically a CISCO 7000 series router(s) used to provide TCP/IP Ethernet connectivity between the regional processor and each cell site.

The Blackbird-Registered Trademark- Platform and PreTect-TM- software work with the regional processor system to provide real-time call data collection, storage and reporting. In addition, the Blackbird-Registered Trademark-Platform's distributed real-time message processing allows distribution of fingerprint data among multiple regional processor systems in large markets.

The Cell Site System (CSS) consists of the cell site processor, radios and other equipment necessary to collect cellular call data, communicate with the regional processor system and shut down, or interdict, cloning attempts. At least one CSS is required for each cell site that uses the Blackbird-Registered Trademark-Platform/PreTect-TM- system. A single CSS will [*].

     - Cell Site Processor (CSP): An industry-standard PC housed in an industrial-grade metal enclosure, with a cellular modem for remote network troubleshooting.

     - Radio: Cellular radios which collect cellular call data directly from the cell site antenna and transmit that data to the CSP without interrupting cell site call traffic.

     - Interdiction module: Hardware unit that performs interdiction of cloning attempts upon command from the CSP. The interdiction module will vary depending on the carrier's infrastructure type.

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Blackbird-Registered Trademark- and PreTect-TM- software work with the CSS to gather home market cellular call characteristics, relay information regarding those characteristics to the regional processor when necessary, and perform interdiction of cloning attempts.

BLACKBIRD-Registered Trademark- PLATFORM/PRETECT-TM- PROCESS OVERVIEW

This diagram follows a cellular call attempt through the Blackbird-Registered Trademark- Platform/PreTect-TM- system:

[FLOW CHART]




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                                   SCHEDULE E
                                       TO
                      MASTER PURCHASE AND LICENSE AGREEMENT

                            ACCEPTANCE TEST PLANS

Attached to this Schedule are the following Acceptance Test Plans described in Subsection 1.1 of the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). All undefined terms used in this Schedule shall have the meanings ascribed to such terms in the Agreement.

 ATTACHMENT    DESCRIPTION
 ----------    -----------

Schedule E-1   Standard Acceptance Test Plan
               [*]

Schedule E-2   Acceptance Test Plan [*]
               [*]



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                                  SCHEDULE E-1
                         STANDARD ACCEPTANCE TEST PLAN

                 Set forth below is the Standard Acceptance Test Plan described in Subsection 1.1 of the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). For purposes of this Acceptance Test Plan, all references to "fraud" or "cloning fraud" shall mean analog cellular telephone cloning fraud within the home market. All undefined terms used herein shall have the meanings ascribed to such terms in the Agreement.

          [*]

                                    GOALS

-    [*]

                               CROSS REFERENCE

Set forth below is a cross reference between the tests described in this plan[*]

[*                                                      SECTIONS OF PLAN
*                                                       A.1
*                                                       A.2
*                                                       B, C
*                                                       A.3
*]                                                      B, C, D, E, F, G, and H
                                                        [*]

                               TEST CONDITIONS

The tests set forth below are subject to satisfaction of the following conditions at all times during testing:

- Customer is in compliance with the CTS Infrastructure and Environmental Requirements for the relevant System, and otherwise is in compliance with the Agreement.

- Customer's cellular network is functioning properly, such that it does not degrade the performance of the System.

- Customer continuously purchases support services from CTS for the relevant System under the Support Services Agreement, and otherwise is in compliance with such agreement.

- The hardware sizing and configuration for the relevant System have been approved by CTS.

- New phones (phones that become commercially available in the relevant Licensed Market by their respective manufacturers) will not be a part of this testing [*].


                                     TESTS

Customer personnel shall conduct all tests under this plan, except as the parties otherwise agree. In any event, CTS shall be entitled to participate as a member of the test team.

A.  INSTALLATION VERIFICATION TESTS

A.1  CELL SITE SYSTEM INSTALLATION AND NETWORK CONNECTIVITY VERIFICATION


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Goal:
     -    [*]

Method:
     -    [*]

                               [*]

     -    [*]

Deliverable:
     -    [*]


Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______


A.2  REGIONAL PROCESSOR COMPLEX EQUIPMENT INSTALLATION VERIFICATION

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

A.3  CSS/RPC EQUIPMENT CONFIGURATION VERIFICATION

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

B.  GRAPHICAL USER INTERFACE (GUI) TEST

Goal:
     -    [*]

Method:
          -    [*]


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Deliverables:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

C.  CALL EVENT DATA COLLECTION TEST

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

D.  REPORTS TEST

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

E.  SYSTEM MONITORING AND FAULT MANAGEMENT

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

[*]

Goal:
     -    [*]

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Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

[*]

[*]

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

[*]

[*]

[*]

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

[*]

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:

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     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

I.  ADDITIONAL CELL SITE VERIFICATION TEST

[*]

     -    [*]

I.1  VALID CALL TEST

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

I.2  COUNTERFEIT CALL TEST

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

J.  ADDITIONAL REGIONAL PROCESSOR COMPLEX EQUIPMENT TEST

     -    [*]

J.1  NETWORK CONNECTIVITY

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]


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Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

J.2  APPLICATION SERVER REPORTING

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

K.  ADDITIONAL REGIONAL PROCESSOR COMPLEXES

[*]

L.  DURATION OF TESTING

[*]


TERMS & DEFINITIONS

ACRONYM        DESCRIPTION
-------        -----------
[*]
CSS            Cell Site System
RPC            Regional Processor Complex
MIN            Mobile Identification Number
ESN            Electronic Serial Number


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                                  SCHEDULE E-2

                             ACCEPTANCE TEST PLAN [*]

          Set forth below is the Acceptance Test Plan [*] described in Subsection 1.1 of the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). For purposes of this Acceptance Test Plan, all references to "fraud" or "cloning fraud" shall mean analog cellular telephone cloning fraud within the home market. All undefined terms used herein shall have the meanings ascribed to such terms in the Agreement.

          [*]

                                     GOALS

-    [*]

                                TEST CONDITIONS


The tests set forth below are subject to satisfaction of the following conditions at all times during testing:

- Customer is in compliance with the CTS Infrastructure and Environmental Requirements for the relevant System, and otherwise is in compliance with the Agreement.

- Customer's cellular network is functioning properly, such that it does not degrade the performance of the System.

- Customer continuously purchases support services from CTS for the relevant System under the Support Services Agreement, and otherwise is in compliance with such agreement.

- The hardware sizing and configuration for the relevant System have been approved by CTS.

- New phones (phones that become commercially available in the relevant Licensed Market by their respective manufacturers) will not be a part of this testing [*].

-    [*]

                                      TESTS


1.  TEST PREPARATIONS

     [*]

Additional Test Preparations:

     CTS and Customer will prepare the System for testing by performing the items described below:

     -    [*]

2.  [*]

Goal:
     -    [*]

Method:
     -    [*]

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Deliverable:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

[*]

Goals:
     -    [*]

Method:
     -    [*]

Deliverables:
     -    [*]

Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

[*]

Goal:
     -    [*]

Method:
     -    [*]

Deliverable:
     -    [*]


Approval: Customer Initial ______ Date ______   CTS Initial ______ Date ______

5.  Duration of Testing

[*]

TERMS & DEFINITIONS

ACRONYM        DESCRIPTION
-------        -----------
[*]
GUI            Graphical User Interface

FORMULAS
[*]

MASTER PURCHASE AND LICENSE AGREEMENT                                  PAGE 42
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                                   SCHEDULE F
                                       TO
                      MASTER PURCHASE AND LICENSE AGREEMENT

                                TRAINING CLASSES

     This Schedule contains a description of the training classes specified in the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement.

     Each of the initial training classes are to be conducted at facilities provided by Customer, in the market area in which the System is installed. Where a classroom environment is required Customer will need to include adequate space for the number of participants, an overhead transparency projector, and access, within a reasonable distance, to an X-terminal capable of running the System's graphical user interface. Where a Cell Site environment is required, Customer will need to provide adequate space such that the number of participants are able to view, concurrently, demonstrations of Cell Site Hardware installation or maintenance procedures. Training sessions are to be held during normal business hours (local time), up to approximately eight hours per day, on concurrent days.

A.   PreTect-TM- USER TRAINING

     Participant Prerequisite: Previous professional experience within a cellular carrier's operation identifying and/or resolving cases of cellular fraud or working with the carrier's customer care organization.
     Duration: Approximately four hours, to be conducted in one business day. Facilities requirements: Classroom, as described above.

     Maximum number of participants:  [*]
     Timing: To be conducted after installation of Regional Processor and at least five Cell Site Hardware systems in a market area, and end-to-end verification of System functionality by CTS.

     Course Description: This course is targeted at carrier personnel who currently work in the carrier's Fraud or Customer Care organizations.
     This course shows PreTect-TM- users how to access information and perform tasks using the PreTect-TM- graphical user interface. This includes an overview of the functionality, pre-call detection, and interdiction. Additional training topics include: querying the system by mobile identification number (MIN) and destination, monitoring fingerprints, and generating on-screen and print reports.

B.   Cell Site System Training

     The Cell Site System training will depend on whether Customer elects to have CTS perform installation of Cell Site Components or elects to perform such installation itself, as specified in the Agreement. If Customer elects to have CTS perform such installation, CTS will provide the Cell Site System Overview training described below. If Customer elects to perform such installation itself, CTS will provide the Cell Site System Installation training described below.

     1.   Cell Site System Overview

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     Participant Prerequisite:  Demonstrated familiarity with PC-type hardware systems. Previous experience working in the cell site environment recommended.

     Duration: Approximately four hours of classroom instruction. Observation of installation of up to three Cell Site hardware systems. Cell site observation to be conducted according to a mutually-agreed-upon schedule.

     Facilities requirements: Classroom and cell site, as described above. Maximum number of participants: Governed by cell site environment restrictions, as described above.

     Timing:  To be conducted at a mutually agreed upon time.
     Course Description: This course is targeted at Customer personnel who currently work supporting the Customer's cell sites. The training includes an overview of CSS hardware infrastructure, training in composition and layout of CTS additions to cell sites, and a basic understanding of network interfaces and problem solving techniques including the cell site relationship to the regional processor.

     2.   Cell Site System Installation

     Participant Prerequisite: Demonstrable skills installing and maintaining PC-type hardware systems. Previous experience working in the cell site environment recommended. [*]

     Duration:  Approximately four hours of classroom instruction.
     Participation in installation of at least five Cell Site hardware systems, with the Cell Sites selected including a representative sample of the possible interfacing requirements (RF connection and networking). Cell site training to be conducted according to a mutually-agreed-upon schedule.

     Facilities requirements: Classroom and cell site, as described above. Maximum number of participants: Governed by cell site environment restrictions, as described above.

     Timing: To be conducted after installation of Regional Processor, unless the parties otherwise agree to in writing.

     Course Description: This course is targeted at Customer personnel who currently work supporting Customer's cell sites. This includes an overview of CSS hardware infrastructure, proper handling and installation of CSS components, and a basic understanding of network interfaces and problem solving techniques.

     Course Requirement: This CTS training session is required for all Customer personnel who will be performing installation of Cell Site System hardware at Cell Sites, until CTS makes available a "Train the Trainer" program to enable Customer to train its own personnel for the installation of Cell Site System hardware. When available, participation in the "Train the Trainer" program will be required for up to two designated Installation Trainers for Customer. Upon CTS certification, such Installation Trainers will be responsible for training Customer personnel in accordance with the CTS-provided curriculum for Cell Site System Installation training, and for maintaining Installation Trainer certification in accordance with CTS re-certification


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     requirements.  CTS will provide such "Train the Trainer" program on such terms and for such training fees as CTS and Customer mutually agree to in writing, which fees [*]

C.   Cell Site System Maintenance Training

     Participant Prerequisite: Cell Site System Installation training, as described above. In addition, demonstrable skills repairing [*]. Previous experience working in a cell site environment recommended.

     Duration: Approximately four hours of classroom training and eight hours of on-the-job, participatory training in the cell site environment.

     Facilities requirements: Classroom and cell site, as described above.

     Maximum number of participants: Governed by cell site environment restrictions, as described above.

     Timing: To be conducted after installation of Regional Processor and at least five Cell Site Hardware systems in a market area, and end-to-end verification of System functionality, unless the parties otherwise agree to in writing.

     Course Description: This course is targeted at carrier personnel who currently perform hardware repairs on cellular network equipment. The course includes basic trouble-shooting techniques of the CSS environment, proper handling of CSS hardware, and CSP component replacement.

     Course Requirement: This CTS training session is required for all Customer personnel who will be performing maintenance of Cell Site System hardware at Cell Sites, until CTS makes available a "Train the Trainer" program to enable Customer to train its own personnel for the maintenance of Cell Site System hardware. When available, participation in the "Train the Trainer" program will be required for up to two designated Maintenance Trainers for Customer. Upon CTS certification, such Maintenance Trainers will be responsible for training Customer personnel in accordance with the CTS-provided curriculum for Cell Site System Maintenance training, and for maintaining Maintenance Trainer certification in accordance with CTS re-certification requirements. CTS will provide such "Train the Trainer" program on such terms and for such training fees as CTS and Customer mutually agree to in writing, which fees [*]. [*].

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                                   SCHEDULE G
                                       TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                   TECHNICAL MANAGERS - OVERALL COORDINATION


CTS TECHNICAL MANAGERS:

Primary:  [*]

          Cellular Technical Services Company, Inc.
          2401 Fourth Avenue, Suite 808
          Seattle, Washington  98121
          [*]
          Fax: (206) 443-1550
Back Up:  [*]
          Cellular Technical Services Company, Inc.
          2401 Fourth Avenue, Suite 808
          Seattle, Washington  98121
          [*]
          Fax: (206) 443-1550

CUSTOMER TECHNICAL MANAGERS:

Primary:  [*]
          Ameritech Mobile Communications, Inc.
          2000 W. Ameritech Center Drive
          [*]
          Hoffman Estates, Illinois  60196
          [*]
Back Up:  Network Management & Control Center
          [*]
          2000 W. Ameritech Center Drive
          [*]
          Hoffman Estates, Illinois  60196
          [*]



MASTER PURCHASE AND LICENSE AGREEMENT                                  PAGE 46
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                                   SCHEDULE H
                                       TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                             NONDISCLOSURE AGREEMENT


Attached to this Schedule is a copy of the Bilateral Nondisclosure Agreement dated as of October 14, 1996, between Cellular Technical Services Company, Inc. and Ameritech Mobile Communications, Inc. doing business as Ameritech Cellular Services.


MASTER PURCHASE AND LICENSE AGREEMENT                                  PAGE 47

                      BILATERAL NON-DISCLOSURE AGREEMENT

   THIS AGREEMENT is entered into as of the 14th day of October, 1996, between AMERITECH MOBILE COMMUNICATIONS, INC., a Delaware corporation, doing business as AMERITECH CELLULAR SERVICES ("ACS"), and CELLULAR TECHNICAL SERVICES COMPANY, INC., a Delaware corporation ("Company").

   1. ACS and Company intend to disclose to each other information, which may include confidential information, for purposes of evaluating a proposed business relationship between the parties or for purposes of performing under any actual business relationship or agreement between the parties. The term "Confidential Information" shall mean any information or data which is disclosed by a party to the other party under or in contemplation of this Agreement and which (a) if in tangible form or other media that can be converted to readable form, is clearly marked as proprietary, confidential or private when disclosed, or (b) if oral, is identified as proprietary, confidential, or private on disclosure and is summarized in a writing so marked and delivered within thirty (30) days following such disclosure. The parties agree that the disclosing party shall have the right to correct any inadvertent failure to so identify or summarize information as confidential or proprietary by providing written notification to the receiving party as soon as practical after such error is determined by the disclosing party. Upon receipt of such notification, the receiving party shall, from that time forward, treat such information as "Confidential Information" in accordance with and subject to the terms of this Agreement. Confidential information may be either the property of the disclosing party or information provided to the disclosing party by a corporate affiliate of the disclosing party or by a third party.

   2. The parties agree that all information regarding subscribers of ACS, including subscriber lists, MINs, ESNs, and usage information, and related subscriber information and data, and all Call Data derived from calls originating from ACS' cellular network, as defined in the Service Agreement for Real-Time Prevention of Roaming Closing Fraud between the parties dated as of the date hereof, is to be deemed ACS's Confidential Information hereunder whether or not it is marked in accordance with Section 1 hereof.

   3. This Agreement is intended to encompass the corporate affiliates of both parties hereto. Consequently, affiliates of either party may disclose Confidential Information to the other party or its affiliates, and affiliates of either party may receive Confidential Information from the other party or its affiliates. The terms "disclosing party" and "receiving party" shall include affiliates of the parties hereto with respect to Confidential Information disclosed or received by the affiliates. The rights and obligations of the parties hereto shall inure to the benefit of their respective corporate affiliates and may be directly enforced by such affiliates. Notwithstanding the above, each party shall be responsible for any failure of any of its affiliates to fully comply with the terms of this Agreement with respect to the other party's Confidential Information.

   4. The receiving party acknowledges the economic value to the disclosing party of all Confidential Information. With respect to Confidential Information, the recipient shall:

   (a)  use the Confidential Information only for the purpose(s) set forth in
        Section I above;

   (b) restrict disclosure of the Confidential Information solely to those employees of such party and its affiliates with a "need to know" and not disclose it to any other person or entity without the prior written consent of the disclosing party;

   (c) advise those employees who gain access to Confidential Information of their obligations with respect to the Confidential Information and ensure that each such person fully complies with the terms of this Agreement with respect to the disclosing party's Confidential Information;

   (d) make only the number of copies of the Confidential Information necessary to disseminate the information to those employees who are entitled to have access to it, and ensure that all confidentiality notices set forth on the Confidential Information are reproduced in full on such copies; and

   (e) safeguard the Confidential Information with the same degree of care to avoid unauthorized disclosure as recipient uses to protect its own confidential and private information (but in any event no lesser standard than that which a reasonable person would utilize with respect to its own trade secrets or confidential information of a similar nature).

   For the purposes of this Agreement only, "employees" includes third parties retained for temporary administrative, clerical or programming support.

   A "need to know" means that the employee requires access to the Confidential Information in order to perform his or her responsibilities in connection with the evaluation of a proposed business relationship between the parties or performance under any actual business relationship or agreement between the parties.

   5. The obligations of Paragraph 4 shall not apply to any Confidential Information which the recipient can demonstrate (i.e., the receiving party shall have the burden of proving the existence of any of the following exceptions):

   (a) is or becomes available to the public through no breach of this Agreement;

   (b) was previously known by the recipient without any obligation to hold it in confidence;

   (c) is received from a third party free to disclose such information without restriction;

   (d) is independently developed by the recipient without the use of Confidential Information of the disclosing party;

   (e) is approved for release by written authorization of the disclosing party, but only to the extent of and subject to such conditions as may be imposed in such written authorization;

   (f) is required by law or regulation to be disclosed, but only to the extent and for the purposes of such required disclosure; or

   (g) is disclosed in response to a valid order of a court or other governmental body of the United States or any political subdivisions thereof, but only to the extent of and for the purposes of such order; provided, however, that the recipient shall first notify the disclosing party of the order and permit the disclosing party to seek an appropriate protective order.

   6. When requested by the recipient, the disclosing party will provide a non-confidential resume of Confidential Information prior to disclosure of the actual Confidential Information to enable the recipient to determine whether it can accept the Confidential Information. Each party has the right to refuse to accept any information under this Agreement, and nothing obligates either party to disclose to the other party any particular information.

   7. Each party acknowledges its obligation to control access to and/or exportation of technical data under the applicable export laws and regulations of the United States, and each party agrees to adhere to and comply with such laws and regulations with respect to any technical data received under this Agreement.

   8. Confidential Information, including permitted copies, shall be deemed the property of the disclosing party. The recipient shall, within twenty (20) days of a written request by the disclosing party, return all Confidential Information, including all copies thereof, to the disclosing party or destroy all such Confidential Information. The recipient shall also, within ten (10) days of a written request by the disclosing party, certify in writing that it has satisfied its obligations under Paragraphs 4, 7 and 8 of this Agreement.

   9. Both parties agree that an impending or existing violation of any provision of this Agreement would cause the disclosing party irreparable injury for which it would have no adequate remedy at law, and that the disclosing party shall be entitled to seek immediate injunctive relief prohibiting such violation, in addition to any other rights and remedies available to it.


  10. Nothing contained in this Agreement shall (a) be deemed a commitment to engage in any business relationship, contract or future dealing with the other party, or (b) limit either party's right to conduct similar discussions or perform similar work to that undertaken pursuant hereto, so long as said discussions or work do not violate this Agreement.

  11. No patent, copyright, trademark or other proprietary right or license is granted by this Agreement, except for the right to use such information in accordance with this Agreement. No warranties of any kind are given with respect to the Confidential Information disclosed under this Agreement or any use thereof, except as may be otherwise agreed to in writing.

  12. This Agreement shall be effective as of the date first written above and shall terminate upon the later of: (i) the termination of the Master Purchase and License Agreement between the parties dated as of the date of this Agreement; or (ii) five (5) years after the date of this Agreement. All obligations undertaken hereunder shall survive any termination of this Agreement with respect to Confidential Information disclosed prior to the termination of this Agreement.

   13. This Agreement may not be assigned by either party without the prior written consent of the other, except that either party may assign this Agreement to any of its affiliates upon prior written notice to the other party. No permitted assignment shall relieve a party of its obligations hereunder with respect to Confidential Information disclosed to that party prior to the assignment. Any assignment in violation of this Section shall be void. This Agreement shall be binding upon the parties and their respective successors and assigns.

  14. If any provision of this Agreement shall be held invalid or unenforceable, such provision shall be deemed deleted from this Agreement and replaced by a valid and enforceable provision which so far as possible achieves the parties' intent in agreeing to the original provision. The remaining provisions of this Agreement shall continue in full force and effect.

  15. Each party warrants that it has the authority to enter into this Agreement and to lawfully make the disclosures contemplated hereunder.

  16. This Agreement, together with the Non-Disclosure Agreement between the parties dated September 6, 1994 (the "Prior Agreement"), represents the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior communications, agreements and understandings relating thereto. The parties agree that the date of this Agreement shall be the termination date of the Prior Agreement, such that the Prior Agreement shall continue to apply with respect to the "Confidential Information" (as defined in the Prior Agreement) of the Company disclosed prior to the date of this Agreement. The provisions of this Agreement may not be modified, amended, or waived, except by a written instrument duly executed by both parties. This Agreement shall be governed in all respects by the domestic laws of the State of Delaware.

CELLULAR TECHNICAL SERVICES COMPANY, INC.

By:     /s/ Robert P. Dahut
       ----------------------------------


Title:     President & COO
       ----------------------------------


AMERITECH MOBILE COMMUNICATIONS, INC.

By:     /s/ John E. Rooney
       ----------------------------------

Title:     PRESIDENT
       ----------------------------------

* CONFIDENTIAL MATERIAL OMITTED - FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                   SCHEDULE I
                                       TO
                       MASTER PURCHASE AND LICENSE AGREEMENT

                           NON-DISCRIMINATION COMPLIANCE




Attached to this Schedule is a copy of Customer's standard form
Non-Discrimination Provisions.

MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 48

                     NON-DISCRIMINATION PROVISIONS
                     -----------------------------

    During the performance of this Agreement, Contractor agrees to comply with the following provisions, to the full extent that this Agreement is subject to the applicable provisions of the following: Executive Order No. 11246, Executive Order No. 11625, Executive Order No. 12138, Section 503 of the Rehabilitation Act of 1973, the Vietnam-Era Veteran's Readjustment Assistance Act of 1974, the Illinois Human Rights Act, the Indiana Civil Rights Law, the Michigan Civil Rights Act, the Ohio Fair Employment Practice Law, the Wisconsin Fair Employment Act, the rules, regulations and relevant orders of the agencies enforcing said Orders and Statutes or charged with administering affirmative action/non-discrimination requirements applicable to government contractors or subcontractors, and any other applicable Federal, State, or local law imposing obligations on government contractors or subcontractors.

    Monetary amounts, contractual or purchasing relationships, and/or the number of Contractor's employees, determine which provisions are applicable.

CLAUSES REQUIRED BY FEDERAL LAW
-------------------------------

    The following clauses are deemed part of this Agreement in accordance with the table set forth below.

                                           Clauses
Annual                --------------------------------------------------
Contract Value          1        2        3        4        5        6
------------------------------------------------------------------------

Less than $2,500       X(a)     X(a)              X(b)
$2,500 or more         X(a)     X(a)              X(b)               X
$10,000 or more        X        X                 X(b)      X        X
$50,000 or more        X        X        X(c)     X(d)      X        X

(a) Applies only to depositories of government funds or financial institutions issuing U.S. savings bonds and notes.

(b) Applies only to depositories of government funds or financial institutions issuing U.S. savings bonds and notes and which have 50 or more employees and are prime contractors or first-tier subcontractors.

(c) Applies only to businesses having 50 or more employees.

(d) Applies only to businesses having 50 or more employees and which are prime contractors or first-tier subcontractors.

Clause 1: Equal Employment Opportunity

    The Equal Employment Opportunity Clause set forth in Section 202 of Executive Order 11246 and reiterated at 41 C.F.R. Section 60-1.4(a), is hereby incorporated by reference pursuant to 41 C.F.R.
    Section 60-1.4(d).

Clause 2: Certification of Non-Segregated Facilities

    The Contractor certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their services at any location under its control, where segregated facilities are maintained; and that it will obtain a similar certification, prior to the award of any nonexempt subcontract.

Clause 3: Certification of Affirmative Action Programs

    The Contractor affirms that it has developed and is maintaining Affirmative Action Plans as required by Parts 60-2, 60-250 and 60-741 of Title 41 of the Code of Federal Regulations.

Clause 4: Certification of Filing of Employers Information Reports

    The Contractor agrees to file annually on or before the 31st of March complete and accurate reports of Standard Form 100 (EE0-1) or such forms as may be promulgated in its place.

Clause 5: Employment of Veterans

    The Affirmative Action for Disabled Veterans and Veterans of The Vietnam Era Clause, set forth in 41 C.F.R. Section 60-250.4 is hereby incorporated by reference pursuant to 41 C.F.R. Section 60-250.22.

Clause 6: Employment of the Handicapped

    The Affirmative Action Clause for Handicapped Workers set forth at 41 C.F.R. Section 60-741.4 is hereby incorporated by reference pursuant to 41 C.F.R. Section 60-741.22.

ADDITIONAL FEDERAL CLAUSES
--------------------------

    If this Agreement offers further subcontracting opportunities, the following clause is hereby made a material term of this Agreement:

    Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (Feb. 1990)

    (a) It is a policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals.

    (b) Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business

Administration or the awarding agency of the United States as may be necessary to determine the extent of Contractor's compliance with this clause.

    (c) As used in this contract, the term "small business concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern:

        (1) which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and

        (2) whose management and daily business operations are controlled by one or more of such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or a Native Hawaiian organization, and which meets the requirements of 13 C.F.R.
Part 124. The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to Section 8(a) of the Small Business Act. The Supplier shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian organizations.

    (d) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

SMALL BUSINESS/DISADVANTAGED BUSINESS PLAN CLAUSE
-------------------------------------------------


     If the value of the goods or services to be provided by Contractor under this Agreement is $500,000 or more, Contractor further agrees that it shall adopt a Small Business and Small Disadvantaged Business Subcontracting
     Plan as described in the clause set forth at Part 1, Section 52.219-9 of Title 48 of the Code of Federal Regulations.

    STATE CLAUSES
    -------------

        If this Agreement relates to services to be performed for the State of Illinois, its political subdivisions, or any municipal corporation within the State of Illinois, the Equal Employment Opportunity clause set forth at 44 Ill. Adm. Code Section 750, Appendix A shall be deemed incorporated herein by reference pursuant to the language thereof.

        If this Agreement relates to services to be performed for the State of Michigan or its political subdivisions, the value of the contract is at least $5,000, and Contractor has at least three (3) employees, the Non-discrimination Clause for All-State Contractors adopted by the State Administrative Board on January 17, 1967, as amended, shall be deemed incorporated herein by reference pursuant to the language thereof.